            As filed with the U.S. Securities and Exchange Commission

                              on February 25, 2000


                        Securities Act File No. 33-27031
                    Investment Company Act File No. 811-5765

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No.                        [ ]


                       Post-Effective Amendment No. 19                      [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                              Amendment No. 21                              [X]


                        (Check appropriate box or boxes)

                 Warburg, Pincus International Equity Fund, Inc.
          ............................................................
               (Exact Name of Registrant as Specified in Charter)

        466 Lexington Avenue
         New York, New York                                 10017-3147
 .......................................                ...............
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, including Area Code:  (212) 878-0600


                                Hal Liebes, Esq.


                 Warburg, Pincus International Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                    .........................................
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: February 29, 2000


It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b)



[x] on February 29, 2000 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      [Warburg Pincus Funds Logo]  [Credit Suisse Asset Management Logo]
                                   PROSPECTUS
                                  Common Class

                               February 29, 2000


                                 WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND
                                       -

                                 WARBURG PINCUS
                           INTERNATIONAL EQUITY FUND
                                       -

                                 WARBURG PINCUS
                        INTERNATIONAL SMALL COMPANY FUND
                                       -

                                 WARBURG PINCUS
                             EMERGING MARKETS FUND
                                       -

                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND

          As with all mutual funds, the Securities and Exchange
          Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


          Warburg Pincus Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS


KEY POINTS.................... ....................           4
   Goal and Principal Strategies...................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          12
   Fees and Fund Expenses..........................          12
   Example.........................................          13
THE FUNDS IN DETAIL............... ................          14
   The Management Firms............................          14
   Multi-Class Structure...........................          14
   Fund Information Key............................          15
MAJOR FOREIGN MARKETS FUND............ ............          16
INTERNATIONAL EQUITY FUND............ .............          18
INTERNATIONAL SMALL COMPANY FUND......... .........          20
EMERGING MARKETS FUND.............. ...............          22
GLOBAL POST-VENTURE CAPITAL FUND......... .........          24
MORE ABOUT RISK................. ..................          26
   Introduction....................................          26
   Types of Investment Risk........................          26
   Certain Investment Practices....................          28
MEET THE MANAGERS................ .................          31
ABOUT YOUR ACCOUNT................ ................          35
   Share Valuation.................................          35
   Buying and Selling Shares.......................          35
   Account Statements..............................          36
   Distributions...................................          36
   Taxes...........................................          36
OTHER INFORMATION................ .................          38
   About the Distributor...........................          38
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS              GOAL                        STRATEGIES
MAJOR FOREIGN MARKETS   Long-term capital        - Invests in foreign equity
FUND                    appreciation             securities
Risk factors:                                    - Focuses on the world's major
 Market risk                                     non-U.S. securities markets
 Foreign securities                              - Limited emerging-markets
                                                 investments
                                                 - Favors stocks with discounted
                                                   valuations, using a value-based,
                                                   bottom-up investment approach
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY    Long-term capital        - Invests in foreign equity
FUND                    appreciation             securities
Risk factors:                                    - Diversifies its investments
 Market risk                                     across countries, including
 Foreign securities                                emerging markets
                                                 - Favors stocks with discounted
                                                   valuations, using a value-based,
                                                   bottom-up investment approach
-----------------------------------------------------------------------------------
INTERNATIONAL SMALL     Capital appreciation     - Invests in equity securities of
COMPANY FUND                                     foreign small companies
Risk factors:                                    - Uses a top-down investment
 Market risk                                     approach
 Foreign securities                              - Favors reasonably priced growth
Start-up and other                               stocks
small companies
-----------------------------------------------------------------------------------
EMERGING MARKETS FUND   Growth of capital        - Invests in foreign equity
Risk factors:                                    securities
 Market risk                                     - Focuses on the world's less
 Foreign securities                              developed countries
 Emerging-markets                                - Analyzes a company's growth
   focus                                         potential, using a bottom-up
 Non-diversified                                   investment approach
   status
-----------------------------------------------------------------------------------
GLOBAL POST-VENTURE     Long-term growth of      - Invests primarily in equity
CAPITAL FUND            capital                  securities of companies considered
Risk factors:                                      to be in their post-
 Market risk                                       venture-capital stage of
 Foreign securities                                development
Start-up and other                               - Intends to invest at least 35%
small companies                                  of assets in non-U.S. companies
                                                 - May invest in companies of any
Special-situation                                size
  companies                                      - Takes a growth investment
                                                 approach to identifying attractive
                                                 post-venture-capital investments

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:
 - have longer time horizons
 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
 - are investing for growth or capital appreciation
 - want to diversify their portfolios internationally

   THEY MAY NOT BE APPROPRIATE IF YOU:
 - are investing for a shorter time horizon
 - are uncomfortable with an investment that has a higher degree of volatility
 - want to limit your exposure to foreign securities
 - are looking for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


EMERGING-MARKETS FOCUS


Emerging Markets Fund



   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit the fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the fund to increased volatility or substantial declines in value.


FOREIGN SECURITIES
All funds

   A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Each of the funds may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


MARKET RISK


All funds



   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


NON-DIVERSIFIED STATUS
Emerging Markets Fund

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.


SPECIAL-SITUATION COMPANIES


Global Post-Venture Capital Fund



     "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.


START-UP AND OTHER SMALL COMPANIES
International Small Company Fund,
Global Post-Venture Capital Fund

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

                       This page intentionally left blank

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.
                           YEAR-BY-YEAR TOTAL RETURNS

Best quarter: 30.81% (Q4 99)
Worst quarter: -15.07% (Q3 96)
Inception date: 3/31/97
                                                                      MAJOR FOREIGN MARKETS FUND
                                                                      --------------------------
1990
1991
1992
1993
1994
1995
1996
1997
1998                                                                             15.94
1999                                                                             62.63

Best quarter: 33.76% (Q4 99)
Worst quarter: -17.79% (Q3 98)
Inception date: 5/2/89
                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
1990                                                                             -4.57
1991                                                                              20.6
1992                                                                             -4.35
1993                                                                             51.26
1994                                                                              0.15
1995                                                                             10.35
1996                                                                             10.55
1997                                                                              -4.4
1998                                                                              4.59
1999                                                                                57

Best quarter: 49.98% (Q4 99)
Worst quarter: -14.96% (Q3 98)
Inception date: 5/29/98
                                                                   INTERNATIONAL SMALL COMPANY FUND
                                                                   --------------------------------
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999                                                                            216.42

Best quarter: 41.55% (Q4 99)
Worst quarter: -26.30% (Q3 98)
Inception date: 12/30/94
                                                                         EMERGING MARKETS FUND
                                                                         ---------------------
1990
1991
1992
1993
1994
1995                                                                             17.23
1996                                                                              9.94
1997                                                                            -19.99
1998                                                                            -29.23
1999                                                                              85.4

Best quarter: 62.02% (Q4 99)
Worst quarter: -21.62% (Q3 98)
Inception date: 9/30/96
                                                                   GLOBAL POST-VENTURE CAPITAL FUND
                                                                   --------------------------------
1990
1991
1992
1993
1994
1995
1996
1997                                                                              8.72
1998                                                                             19.45
1999                                                                            140.97

                          AVERAGE ANNUAL TOTAL RETURNS


                               ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF    INCEPTION
   PERIOD ENDED 12/31/99:        1999     1995-1999    1990-1999     FUND       DATE
MAJOR FOREIGN MARKETS FUND      62.63%          NA           NA      27.90%    3/31/97
---------------------------------------------------------------------------------------
MSCI EUROPE, AUSTRALASIA AND
  FAR EAST INDEX(1)             26.97%          NA           NA      17.95%
----------------------------------------------------
INTERNATIONAL EQUITY FUND       57.00%      13.88%       12.31%      13.79%     5/2/89
----------------------------------------------------
MSCI ALL COUNTRY WORLD
  EXCLUDING THE U.S. INDEX(2)   31.80%      12.10%           NA       8.15%(3)
----------------------------------------------------
INTERNATIONAL SMALL COMPANY
  FUND                         216.42%          NA           NA     107.48%    5/29/98
----------------------------------------------------
MSCI EAFE SMALL CAP INDEX(4)    62.92%          NA           NA      19.65%
----------------------------------------------------
EMERGING MARKETS FUND           85.40%       6.23%           NA       6.22%   12/30/94
----------------------------------------------------
MSCI EMERGING MARKETS FREE
  INDEX(5)                      66.41%       2.00%           NA       2.00%
----------------------------------------------------
GLOBAL POST-VENTURE CAPITAL
  FUND                         140.97%          NA           NA      42.24%    9/30/96
----------------------------------------------------
RUSSELL 2000 GROWTH INDEX(6)    43.10%          NA           NA      16.44%
----------------------------------------------------
LIPPER GLOBAL FUNDS INDEX(7)    33.68%          NA           NA      20.48%
----------------------------------------------------
MSCI WORLD INDEX(8)             23.56%          NA           NA      19.91%


(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

(2) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.


(3) Performance since April 30, 1989.



(4) The Morgan Stanley Capital International EAFE Small-Cap Index is composed of small-cap stocks of companies from developed markets outside of North America.



(5) The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.



(6) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.



(7) The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.



(8) The Morgan Stanley Capital International World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                       This page intentionally left blank

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1999.




                       MAJOR
                       FOREIGN                     INTERNATIONAL   EMERGING    GLOBAL
                       MARKETS   INTERNATIONAL     SMALL COMPANY   MARKETS    POST-VENTURE
                        FUND     EQUITY FUND         FUND           FUND      CAPITAL FUND

SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load"
 on purchases           NONE        NONE             NONE           NONE        NONE
Deferred sales charge
 "load"                 NONE        NONE             NONE           NONE        NONE
Sales charge "load"
 on reinvested
 distributions           NONE          NONE             NONE         NONE       NONE
Redemption fees          NONE          NONE             NONE         NONE       NONE
Exchange fees            NONE          NONE             NONE         NONE       NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee          1.00%         1.00%            1.10%        1.25%         1.25%
Distribution and
 service (12b-1) fee     .25%          NONE             .25%         .25%          .25%
Other expenses           .50%          .43%            2.36%         .88%         2.22%
TOTAL ANNUAL FUND
 OPERATING EXPENSES*    1.75%         1.43%            3.71%        2.38%         3.72%



* Actual fees and expenses for the fiscal year ended October 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1999 but may be discontinued at any time:



                      MAJOR
  EXPENSES AFTER     FOREIGN   INTERNATIONAL   EMERGING      GLOBAL
    WAIVERS AND      MARKETS   SMALL COMPANY   MARKETS    POST-VENTURE
  REIMBURSEMENTS      FUND         FUND          FUND     CAPITAL FUND
Management fee         .53%         .00%         .55%           .00%
Distribution and
  service (12b-1)
  fee                  NONE         .25%         .25%           .25%
Other expenses         .42%        1.30%         .85%          1.40%
                      -----        -----        -----       --------
TOTAL ANNUAL FUND
 OPERATING
 EXPENSES              .95%        1.55%        1.65%          1.65%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                         ONE YEAR     THREE YEARS     FIVE YEARS     10 YEARS
MAJOR FOREIGN MARKETS FUND                $  178         $  551         $  949        $2,062
-----------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                 $  146         $  452         $  782        $1,713
-----------------------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANY FUND          $  373         $1,135         $1,916        $3,958
-----------------------------------------------------------------------------------------------
EMERGING MARKETS FUND                     $  241         $  742         $1,270        $2,716
-----------------------------------------------------------------------------------------------
GLOBAL POST-VENTURE CAPITAL FUND          $  374         $1,138         $1,920        $3,967

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS


   CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022



 - Investment adviser for the funds



 - Responsible for managing each fund's assets according to its goal and strategies



 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

   ABBOTT CAPITAL MANAGEMENT, LLC
   50 Rowes Wharf, Suite 240
   Boston, MA 02110-3328

 - Sub-investment adviser for the Global Post-Venture Capital Fund

 - Responsible for managing the fund's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments


 - Currently manages approximately $4.2 billion in assets


     MULTI-CLASS STRUCTURE

   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.


   The International Equity, Emerging Markets and Global Post-Venture Capital funds offer Advisor Class shares described in separate prospectuses. Advisor Class shares are available through financial-services firms. The Emerging Markets Fund also offers Institutional Class shares described in a separate prospectus.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.


 - MANAGEMENT FEE The fee paid to the investment adviser and sub-investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal, registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                           MAJOR FOREIGN MARKETS FUND

     GOAL AND STRATEGIES

   The Major Foreign Markets Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

   Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of issuers from at least three major foreign markets. The fund is not an index fund and will not seek to match the performance or weightings of the EAFE Index.

   The fund intends to diversify its investments across a number of different countries. However, at times the fund may invest a significant part of its assets in any single country. The fund may invest up to 10% of assets in emerging markets.

   In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   Equity holdings may consist of:

 - common stocks

 - warrants

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - foreign securities


   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."


   To the extent that it focuses on a single country or region, the fund may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   P. Nicholas Edwards and Harold W. Ehrlich are Co-Portfolio Managers of the fund. Associate Portfolio Managers Vincent J. McBride, J.H. Cullum Clark, Todd Jacobson and Nancy Nierman assist them. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES


   Management fee                                                        .53%

   Distribution and
    service (12b-1) fee                                                  None

   All other expenses                                                    .42%

                                                                 ------------

        Total expenses                                                   .95%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                          10/99      10/98     10/97(1)
PER-SHARE DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.78     $11.06     $10.00
--------------------------------------------------------------------------------
Investment activities:
Net investment income                                            0.09       0.27       0.08
Net gain or losses on investments and foreign currency
related items (both realized and unrealized)                     4.02       (.06)      0.98
--------------------------------------------------------------------------------
 Total from investment activities                                4.11       0.21       1.06
--------------------------------------------------------------------------------
Distributions:
From net investment income                                      (0.11)     (0.24)      0.00
From realized capital gains                                      0.00      (0.25)      0.00
--------------------------------------------------------------------------------
 Total distributions                                            (0.11)     (0.49)      0.00
--------------------------------------------------------------------------------
Net asset value, end of period                                 $14.78     $10.78     $11.06
--------------------------------------------------------------------------------
Total return                                                    38.52%      2.26%     10.60%(2)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $79,383    $39,021     $4,796
Ratio of expenses to average net assets                           .96%(4)      .95%(4)      .95%(3,4)
Ratio of net income to average net assets                         .92%      1.50%      1.18%(3)
Decrease reflected in above operating expense ratios due to
waivers/reimbursements                                            .55%      1.07%      6.69%(3)
Portfolio turnover rate                                        151.27%    115.76%     30.29%(2)


(1) For the period March 31, 1997 (Commencement of Operations) through October 31, 1997.

(2) Not annualized.

(3) Annualized.


(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00% and .00% for the years ended October 31, 1999, 1998 and for the period ended October 31, 1997, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .95%, .95% and .95% for the years ended October 31, 1999, 1998 and for the period ended October 31, 1997, respectively.

                           INTERNATIONAL EQUITY FUND

     GOAL AND STRATEGIES

   The International Equity Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S. or companies whose securities trade primarily in markets outside of the U.S.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The fund intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the fund emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This fund intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - warrants
 - securities convertible into or exchangeable for common stocks

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - foreign securities


   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."


   To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   P. Nicholas Edwards, Harold W. Ehrlich, Vincent J. McBride and Harold E. Sharon manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


     INVESTOR EXPENSES

   Management fee                                                       1.00%
   Distribution and service
     (12b-1) fee                                                         None

   All other expenses                                                    .43%

                                                                 ------------

        Total expenses                                                  1.43%


                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


          PERIOD ENDED:             10/99        10/98         10/97         10/96         10/95
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of
year                                 $16.64        $20.76        $20.69        $19.30        $20.51
---------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                  0.13          0.12(1)       0.04          0.22          0.12
Net gains or losses on
investments
and foreign currency related
items
(both realized and unrealized)         5.11         (1.38)         0.88          1.73         (0.67)
---------------------------------------------------------------------------------------------------
 Total from investment activities      5.24         (1.26)         0.92          1.95         (0.55)
---------------------------------------------------------------------------------------------------
Distributions:
From net investment income             0.00         (0.14)        (0.11)        (0.56)        (0.13)
From realized gains                    0.00         (2.72)        (0.74)         0.00         (0.53)
---------------------------------------------------------------------------------------------------
 Total distributions                   0.00         (2.86)        (0.85)        (0.56)        (0.66)
---------------------------------------------------------------------------------------------------
Net asset value, end of year         $21.88        $16.64        $20.76        $20.69        $19.30
---------------------------------------------------------------------------------------------------
Total return                          31.49%        (6.12%)        4.54%        10.35%        (2.55%)
---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of year
(000s omitted)                     $970,530    $1,283,673    $2,312,042    $2,885,453    $2,068,207
Ratio of expenses to average net
assets                                 1.44%(2)       1.36%(2)       1.33%(2)       1.38%(2)       1.39%
Ratio of net income to average
net assets                              .59%          .65%          .56%          .62%          .69%
Portfolio turnover rate              116.35%        95.44%        61.80%        32.49%        39.24%


(1) Per share information is calculated using the average shares outstanding method.


(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.43%, 1.36%, 1.32% and 1.37% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                        INTERNATIONAL SMALL COMPANY FUND

     GOAL AND STRATEGIES

   The International Small Company Fund seeks capital appreciation. To pursue this goal, it invests in equity securities of small companies located or conducting a majority of their business outside the U.S. or small companies whose securities trade primarily in markets outside the U.S.

   As part of a top-down investment approach, the fund's portfolio managers attempt to target the most favorable countries and industries. Within the most promising countries and industries, the managers seek to identify companies that are attractively valued relative to their projected growth rates.

   The portfolio managers look for:

 - countries with improving economic conditions and favorable political environments

 - industries with strong potential for growth and profits

 - developmental-stage companies that appear to offer high growth rates

 - more mature companies that can be purchased below their fundamental long-term value


   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of small companies from at least three foreign countries. The fund considers a "small" company to be one whose market capitalization does not exceed the largest capitalization of companies in the Morgan Stanley Capital International EAFE(R) Small Cap Index. As of December 31, 1999, the largest market capitalization of companies represented in the EAFE Small Cap Index was $2.15 billion. Though considered small by this definition, some companies in which the fund invests may be among the largest within their respective countries.


   Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's minimum 65% allocation to foreign small company equities. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the EAFE Small Cap Index.

   The fund intends to diversify its investments across different countries. It may invest up to:

 - 25% of assets in emerging markets

 - 35% of assets in U.S. securities
     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of foreign small companies. Equity holdings may consist of:

 - common stocks

 - warrants

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:
 - market risk
 - foreign securities
 - start-up and other small companies


   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."


   Investing in start-up and other small companies may expose the fund to increased market, information and liquidity risks. To the extent that it invests in emerging markets, the fund takes on access, operational and other risks not generally encountered in developed countries. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   Harold E. Sharon and J.H. Cullum Clark are Co-Portfolio Managers of the fund. You can find out more about the fund's managers in "Meet the Managers."


     INVESTOR EXPENSES


   Management fee                                                        .00%

   Distribution and service   (12b-1) fee                                .25%

   All other expenses                                                   1.30%

                                                                 ------------

        Total expenses                                                  1.55%
                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                           10/99    10/98(1)
PER-SHARE DATA
---------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.61     $10.00
---------------------------------------------------------------------------------
Investment activities:
Net investment income (loss)                                    (0.02)      0.01
Net gains or losses on investments and foreign currency
 related items (both realized and unrealized)                   13.55      (1.40)
---------------------------------------------------------------------------------
 Total from investment activities                               13.53      (1.39)
---------------------------------------------------------------------------------
Net asset value, end of period                                 $22.14      $8.61
---------------------------------------------------------------------------------
Total return                                                   157.14%    (13.90%)(2)
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $20,485     $1,242
Ratio of expenses to average net assets                          1.56%(3)     1.55%(3,4)
Ratio of net income (loss) to average net assets                 (.34)%      .38%(4)
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                          2.16%     11.50%(4)
Portfolio turnover rate                                        274.12%     61.33%(2)


(1) For the period May 29, 1998 (Commencement of Operations) through October 31, 1998.
(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, and .00%, for the year ended October 31, 1999 and for the period ended October 31, 1998. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.55% and 1.55% for the year ended October 31, 1999 and the period ended October 31, 1998, respectively.

(4) Annualized.

                             EMERGING MARKETS FUND

     GOAL AND STRATEGIES

   The Emerging Markets Fund seeks growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets or companies whose securities trade primarily in emerging markets.

   An emerging market is any country:
 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation
   (IFC), or
 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or
 - having a per-capita gross national product of $2,000 or less


   Under this definition, most countries of the world (other than the U.S., Canada, Western European countries, Japan, Australia and New Zealand) are considered emerging markets.


   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of issuers from at least three emerging markets. The fund may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.

   Its non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the fund's investments.
     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of emerging-markets issuers. Equity holdings may consist of:
 - common and preferred stocks
 - debt securities convertible into common or preferred stock
 - rights and warrants
 - equity interests in trusts and partnerships
 - depositary receipts

   To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:
 - market risk
 - foreign securities
 - emerging-markets focus
 - non-diversified status


   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."


   Because the fund focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the fund to increased volatility or substantial declines in value.

   Non-diversification might cause the fund to be more volatile than a diversified fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   Harold E. Sharon and Vincent J. McBride are Co-Portfolio Managers of the fund. Associate Portfolio Managers Jun Sung Kim and Frederico D. Laffan assist them. The Credit Suisse Asset Management International Equity Team is also responsible for the management of the fund. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES


   Management fee                                                        .55%

   Distribution and service
     (12b-1) fee                                                         .25%

   All other expenses                                                    .85%

                                                                 ------------
        Total expenses                                                  1.65%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


               PERIOD ENDED:                   10/99        10/98         10/97         10/96        10/95(1)
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $6.59        $10.82        $12.19        $11.28       $10.00
--------------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                            0.05          0.11          0.04          0.07         0.08
Net gains or losses on investments and
foreign currency related items (both
realized and unrealized)                         2.63         (3.86)        (1.34)         0.99         1.25
--------------------------------------------------------------------------------------------------------------
 Total from investment activities                2.68         (3.75)        (1.30)         1.06         1.33
--------------------------------------------------------------------------------------------------------------
Distributions:
From net investment income                       0.00         (0.04)        (0.03)        (0.08)       (0.05)
From realized capital gains                      0.00         (0.44)        (0.04)        (0.07)        0.00
--------------------------------------------------------------------------------------------------------------
 Total distributions                             0.00         (0.48)        (0.07)        (0.15)       (0.05)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.27         $6.59        $10.82        $12.19       $11.28
--------------------------------------------------------------------------------------------------------------
Total return                                    40.67%       (35.95%)      (10.71%)        9.46%       13.33%(2)
--------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $67,783       $60,189      $155,806      $218,421       $6,780
Ratio of expenses to average net assets          1.66%(4)      1.65%(4)      1.66%(4)      1.62%(4)     1.00%(3)
Ratio of net income to average net assets         .55%         1.00%          .24%          .31%        1.25%(3)
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                           .73%          .63%          .46%          .77%       11.08%(3)
Portfolio turnover rate                        196.07%       125.59%        92.48%        61.84%       57.76%(2)


(1) For the period December 30, 1994 (Commencement of Operations) through October 31, 1995.
(2) Not annualized.
(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .01%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.61% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                        GLOBAL POST-VENTURE CAPITAL FUND

     GOAL AND STRATEGIES

   The Global Post-Venture Capital Fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:
 - during the early stages of the company's existence or the early stages of the development of a new product or service, or
 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the fund's purchase of the company's securities:
 - the investment of venture-capital financing
 - distribution of the company's securities to venture-capital investors
 - the initial public offering

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of post-venture-capital companies from at least three countries, including the U.S. Currently, the fund intends to invest at least 35% of assets in companies located or conducting a majority of their business outside the U.S. The fund may invest in companies of any size and will diversify its investments across companies, industries and countries.
     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of U.S. and foreign post-venture-capital companies. Equity holdings may consist of:
 - common and preferred stocks
 - rights and warrants
 - securities convertible into common stocks
 - partnership interests

   The fund may invest:
 - up to 10% of assets in special-situation companies
 - up to 10% of assets in private-equity portfolios that invest in venture-capital companies
 - without limit in foreign securities

   To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:
 - market risk
 - foreign securities
 - start-up and other small companies
 - special-situation companies


   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the fund to increased market, information and liquidity risks. These risks are defined in "More About Risk."


   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that the fund invests in private-equity portfolios or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in private-equity portfolios involves liquidity, valuation and other risks. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT


   Elizabeth B. Dater, J.H. Cullum Clark and Harold E. Sharon are Co-Portfolio Managers of the fund. Raymond L. Held and Thaddeus I. Grey manage the fund's investments in private-equity portfolios. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES


   Management fee                                                        .00%

   Distribution and service
     (12b-1) fee                                                         .25%

   All other expenses                                                   1.40%

                                                                 ------------
        Total expenses                                                  1.65%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                   PERIOD ENDED:                      10/99    10/98    10/97       10/96(1)
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.53   $11.15    $9.86       $10.00
---------------------------------------------------------------------------------------------
Investment activities:
Net investment loss                                    (0.09)   (0.02)   (0.13)        0.00
Net gains or losses on investments and foreign
 currency related items (both realized and
 unrealized)                                            8.84    (0.20)    1.42        (0.14)
---------------------------------------------------------------------------------------------
 Total from investment activities                       8.75    (0.22)    1.29        (0.14)
---------------------------------------------------------------------------------------------
Distributions:
 From net investment income                             0.00    (0.29)    0.00         0.00
 From realized capital gains                           (0.03)   (0.11)    0.00         0.00
   Total distributions                                 (0.03)   (0.40)    0.00         0.00
---------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.25   $10.53   $11.15        $9.86
---------------------------------------------------------------------------------------------
Total return                                           83.36%   (1.91%)  13.08%       (1.40%)(2)
---------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $7,263   $3,661   $3,197       $3,007
Ratio of expenses to average net assets                 1.66%(4)   1.65%(4)   1.66%(4)    1.65%(3,4)
Ratio of net loss to average net assets                 (.61%)  (1.01%)   (.96%)       (.20%)(3)
Decrease reflected in above operating expense ratios
 due to waivers/reimbursements                          2.07%    3.90%    6.48%       21.71%(3)
Portfolio turnover rate                               239.88%  186.67%  207.25%        5.85%(2)


(1) For the period September 30, 1996 (Commencement of Operations) through October 31, 1996.

(2) Not annualized.

(3) Annualized.


(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .00%, .01% and .00%, for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.65% for the years ended October 31, 1999, 1998, 1997 and
    1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.


   YEAR 2000 PROCESSING RISK The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which a fund invests to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact the funds' performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


[-]    Permitted without limitation; does not
       indicate actual use
/20%/  Italic type (e.g., 20%) represents an
       investment limitation as a percentage of
       NET fund assets; does not indicate actual
       use
20%    Roman type (e.g., 20%) represents an
       investment limitation as a percentage of
       TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to
       a significant extent
--     Not permitted



                                                                       INTERNATIONAL  INTERNATIONAL  EMERGING  GLOBAL
                                                               MAJOR      EQUITY          SMALL      MARKETS    POST-
                                                              FOREIGN      FUND          COMPANY       FUND    VENTURE
                                                              MARKETS                     FUND                 CAPITAL
                                                               FUND                                             FUND
 INVESTMENT PRACTICE                                                                   LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%        30%            30%           30%      30%
----------------------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                               [-]        [-]            [-]           [-]      [-]
----------------------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures
or forwards, intended to manage fund exposure to currency
risk or to enhance total return. Options, futures or
forwards involve the right or obligation to buy or sell a
given amount of foreign currency at a specified price and
future date.(1) Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure,
valuation risks.                                               [-]        [-]            [-]           [-]      [-]
----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                              /10%/       [-]           /25%/          [-]      [ ]
----------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                 [ ]        [ ]            [ ]           [ ]      [ ]
----------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  35%        35%            35%           35%      35%
----------------------------------------------------------------------------------------------------------------------

                                                         MAJOR
                                                        FOREIGN        INTERNATIONAL  INTERNATIONAL  EMERGING          GLOBAL
                                                        MARKETS           EQUITY      SMALL COMPANY  MARKETS        POST-VENTURE
                                                          FUND             FUND           FUND         FUND         CAPITAL FUND




                 INVESTMENT PRACTICE                                                      LIMIT
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt
securities backed by pools of mortgages, including
passthrough certificates and other senior classes of
collateralized mortgage obligations (CMOs), or other
receivables. Credit, extension, interest-rate,
liquidity, prepayment risks.                                 [ ]            [ ]            [ ]            [ ]            [ ]
---------------------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities
and convertible securities rated below the
fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk
bonds. Credit, information, interest-rate, liquidity,
market, valuation risks.                                     5%             5%             5%            /35%/           5%
---------------------------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call)
or sell (put) a particular security or an index of
securities at a fixed price within a certain time
period. A fund may purchase and write both put and
call options for hedging or speculative purposes.(1)
Correlation, credit, hedged exposure, liquidity,
market, speculative exposure risks.                          25%            25%            25%            25%            25%
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE FUNDS Private limited partnerships or other
investment funds that themselves invest in equity or
debt securities of:
-companies in the venture-capital or
 post-venture-capital stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.             --             --             --             --            /10%/
---------------------------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell
all or part of their interests in enterprises they own
or control. Access, currency, information, liquidity,
operational, political, valuation risks.                     [-]            [-]            [ ]            [-]            [ ]
---------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain
securities with restrictions on trading, or those not
actively traded. May include private placements.
Liquidity, market, valuation risks.                         /15%/           10%           /15%/          /15%/          /15%/
---------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market, operational
risks.                                                     33 1/3%        33 1/3%        33 1/3%        33 1/3%        33 1/3%
---------------------------------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop.
Liquidity, market, speculative exposure risks.               --             --             10%            --             10%
---------------------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
fund owns enough shares of the security involved to
cover the borrowed securities, if necessary.
Liquidity, market, speculative exposure risks.               [ ]            --             [ ]            [ ]            [ ]
---------------------------------------------------------------------------------------------------------------------------------

                                                         MAJOR
                                                        FOREIGN        INTERNATIONAL  INTERNATIONAL  EMERGING          GLOBAL
                                                        MARKETS           EQUITY      SMALL COMPANY  MARKETS        POST-VENTURE
                                                          FUND             FUND           FUND         FUND         CAPITAL FUND




                 INVESTMENT PRACTICE                                                      LIMIT
SPECIAL-SITUATION COMPANIES Companies experiencing
unusual developments affecting their market values.
Special situations may include acquisition,
consolidation, reorganization, recapitalization,
merger, liquidation, special distribution, tender or
exchange offer, or potentially favorable litigation.
Securities of a special-situation company could
decline in value and hurt a fund's performance if the
anticipated benefits of the special situation do not
materialize. Information, market risks.                      [ ]            [ ]            [ ]            [ ]           /10%/
---------------------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with
small relative market capitalizations, including those
with continuous operations of less than three years.
Information, liquidity, market, valuation risks.             [-]            [-]            [-]            [-]            [-]
---------------------------------------------------------------------------------------------------------------------------------
SWAPS A contract between a fund and another party in
which the parties agree to exchange streams of
payments based on certain benchmarks. For example, a
fund may use swaps to gain access to the performance
of a benchmark asset (such as an index or one or more
stocks) where the fund's direct investment is
restricted. Credit, currency, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                             [ ]            [ ]            [ ]            [ ]            [ ]
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses
in adverse market, economic, political or other
conditions, defensive tactics might be inconsistent
with a fund's principal investment strategies and
might prevent a fund from achieving its goal.                [ ]            [ ]            [ ]            [ ]            [ ]
---------------------------------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the
holder the right to buy certain securities, generally
common stock, at a specified price and usually for a
limited time. Liquidity, market, speculative exposure
risks.                                                       10%           /10%/          /10%/          /10%/           10%
---------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The
purchase or sale of securities for delivery at a
future date; market value may change before delivery.
Liquidity, market, speculative exposure risks.               20%            20%            20%            20%            20%
---------------------------------------------------------------------------------------------------------------------------------

(1) The funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS


                                 [Dater PHOTO]

                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager,
   Global Post-Venture Capital Fund since fund inception


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management

 - With Warburg Pincus since 1978

                                [Edwards PHOTO]


                              P. NICHOLAS EDWARDS
                               Managing Director


 - Co-Portfolio Manager, Major Foreign Markets Fund since fund inception


 - Co-Portfolio Manager, International Equity Fund since April 1998


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since 1995


 - Previously director at Jardine Fleming Investment Advisers, Tokyo, 1984 to
   1995



                                 [ERLICH PHOTO]


                          HAROLD W. EHRLICH, CFA, CIC
                               Managing Director

 - Co-Portfolio Manager,
   Major Foreign Markets Fund since fund inception


 - Co-Portfolio Manager,
   International Equity Fund since April 1998


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management

 - With Warburg Pincus since 1995
 - Previously senior vice president,
   portfolio manager and analyst at Templeton Investment Counsel Inc., 1987 to 1995


                                 [SHARON PHOTO]



                                HAROLD E. SHARON
                               Managing Director


 - Co-Portfolio Manager,
   International Small Company Fund since fund inception


 - Co-Portfolio Manager, Global Post-Venture Capital Fund since March 1998


 - Co-Portfolio Manager, International Equity Fund since December 1998


 - Co-Portfolio Manager, Emerging Markets Fund since July 1999


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since March 1998

 - Executive director and portfolio manager with CIBC Oppenheimer, 1994 to 1998


           Job titles indicate position with the investment adviser.

                                 [Clark Photo]


                             J.H. CULLUM CLARK, CFA
                                    Director


 - Co-Portfolio Manager,
   Global Post-Venture Capital Fund since March 1999


 - Co-Portfolio Manager, International Small Company Fund since fund inception


 - Associate Portfolio Manager, Major Foreign Markets Fund since fund inception


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since 1996


 - Previously analyst and portfolio manager with Brown Brothers Harriman, 1993 to 1996


                                [Jacobson Photo]


                               TODD JACOBSON, CFA
                                    Director


 - Associate Portfolio Manager,
   Major Foreign Markets Fund since March 1999


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since 1997


 - Analyst at Brown Brothers Harriman, 1993 to 1997



                                 [LAFFAN PHOTO]



                               FEDERICO D. LAFFAN
                                    Director

 - Associate Portfolio Manager,
   Emerging Markets Fund since April 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management

 - With Warburg Pincus since 1997
 - Senior manager and partner with Green Cay Asset Management, 1996 to 1997
 - Senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, 1990 to 1996

                                [MCBRIDE PHOTO]


                               VINCENT J. MCBRIDE
                                    Director


 - Co-Portfolio Manager,
   International Equity Fund since April 1998


 - Co-Portfolio Manager,
   Emerging Markets Fund since 1997


 - Associate Portfolio Manager,
   Major Foreign Markets Fund since fund inception


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since 1994

                                [NIERMAN PHOTO]



                                 NANCY NIERMAN
                                    Director


 - Associate Portfolio Manager,
   Major Foreign Markets Fund since fund inception


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since 1996


 - Previously analyst with Fiduciary Trust Company International, 1992 to 1996


                                  [KIM PHOTO]


                                  JUN SUNG KIM
                                 Vice President


 - Associate Portfolio Manager, Emerging Markets Fund since April 1998


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


 - With Warburg Pincus since 1997


 - Investment manager with Asset Korea Ltd., Seoul, 1995 to 1997


 - Investment analyst with Baring Securities Ltd., Seoul, 1994 to 1995



                             SUB-INVESTMENT ADVISER


                               PORTFOLIO MANAGERS



                        Global Post-Venture Capital Fund



   RAYMOND L. HELD and THADDEUS I. GRAY manage the Global Post-Venture Capital Fund's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the fund's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

     The day-to-day portfolio management of the Emerging Markets Fund is also the responsibility of the Credit Suisse Asset Management International Equity Management Team. The team consists of the following individuals:


                                  [WATT PHOTO]


                                  RICHARD WATT
                               Managing Director


 - Team member since 1995


 - With CSAM since 1995


 - Director and head of emerging markets investments and research at Gartmore Investment Limited in London, 1992 to 1995


                                 [ALEJOS PHOTO]


                                  EMILY ALEJOS
                                    Director


 - Team member since 1997


 - With CSAM since 1997


 - Vice president and emerging markets portfolio manager with Bankers Trust, 1993 to 1997


                                [HRABCHAK PHOTO]


                               ROBERT B. HRABCHAK
                                    Director


 - Team member since 1997


 - With CSAM since 1997


 - Senior portfolio manager at Merrill Lynch Asset Management, 1995 to 1997


 - Associate at Salomon Brothers, 1993 to 1995


                                 [ZLATAR PHOTO]


                                  ALAN ZLATAR
                                 Vice President


 - Team member since 1997


 - With CSAM since 1997

 - European equity analyst at Credit Suisse Group in Zurich, 1994 to 1997

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

   The Global Post-Venture Capital Fund initially values its investments in private-equity portfolios at cost. After that, the fund values these investments according to reports from the portfolios that the sub-investment adviser generally receives on a quarterly basis. The fund's net asset value typically will not reflect interim changes in the values of its private-equity portfolio investments.

     BUYING AND SELLING SHARES

   The accompanying Shareholder Guide explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.


FINANCIAL-SERVICES FIRMS



   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.



   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the funds, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:



 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service



 - Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program



 - Waterhouse Securities, Inc.


     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As a fund investor, you will receive distributions.



   Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The funds typically distribute dividends and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.


   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive a portion of the money you just invested in the form of a taxable distribution.


   The Form 1099 that is mailed to you every January details your distributions and their federal-tax category, including the portion taxable as long-term capital gains.


TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR


   Provident Distributors, Inc. (PDI), located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you. PDI is not affiliated with CSAM.



   As part of their business strategies, each of the funds except the International Equity Fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Credit Suisse Asset Management Securities, Inc. (CSAMSI) for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FOR MORE INFORMATION
   More information about these funds is available free upon request, including the following:

     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of) this Prospectus.

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC


(phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.


   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds

   66 Brooks Drive


   Braintree, MA 02184


ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Major
   Foreign Markets Fund           811-08459
Warburg Pincus International
   Equity Fund                    811-05765
Warburg Pincus International
   Small Company Fund             811-08737
Warburg Pincus Emerging Markets
   Fund                           811-08252
Warburg Pincus Global
   Post-Venture Capital           811-07327

                          [Warburg Pincus Funds Logo]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR.                          WPISF-1-0200

      [Warburg Pincus Funds Logo][Credit Suisse Asset Management Logo]


                              WARBURG PINCUS FUNDS
                                  SHAREHOLDER
                                     GUIDE

                                  Common Class

                               February 29, 2000


      This Shareholder Guide is incorporated into and legally part of each
                   Warburg Pincus (Common Class) prospectus.

    Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.


   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


     ADDING TO AN ACCOUNT


   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.


     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

                           MINIMUM INITIAL INVESTMENT


Cash Reserve Fund:       $  1,000
New York Tax Exempt
  Fund:                  $  1,000
Balanced Fund:           $  1,000
Value Fund:              $  1,000
WorldPerks(R) Funds:     $  5,000
Long-Short Fund:         $ 25,000
All other funds:         $  2,500
IRAs:                    $    500(*)
Transfers/Gifts to
  Minors:                $    500(*)



(*) $25,000 minimum for Long-Short Fund.


                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800 -WARBURG
             (800 -927-2874)
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.warburg.com

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
 For IRAs use the Universal IRA                Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg           name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read         request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        If you do not have telephone privileges,
initial investment.                            mail or fax a signed letter of
 If you do not have telephone privileges,      instruction.
mail or fax a signed letter of
instruction.
BY WIRE
- Complete and sign the New Account            - Call our Shareholder Service Center by
Application.                                   4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.
- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
sure to specify your name, the account
number and the fund name on your wire
advice.
- Wire your initial investment for
receipt that day.
- Mail the original, signed application
  to Warburg Pincus Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                               request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               Requires ACH on Demand privileges.

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                               SELLING SHARES(*)

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
BY EXCHANGE
- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read         If you do not have telephone privileges,
the current prospectus for the new fund.       mail or fax a letter of instruction to
Also please observe the minimum initial        exchange shares.
investment.
BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

()* For the Japan Small Company Fund only: The fund imposes a 1.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after November 17, 1999.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN


Cash Reserve Fund:           $ 750
New York Tax Exempt Fund:    $ 750
Balanced Fund:               $ 500
Value Fund:                  $ 500
WorldPerks Funds:            $ 750
All other funds:            $2,000
IRAs:                        $ 250
Transfers/Gifts to
  Minors:                    $ 250





                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM


   SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.


AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.
     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day
   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.
   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                          [Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR                          WPCOM-31-0200

      [Warburg Pincus Logo]                   [Credit Suisse Logo]
                                   PROSPECTUS
                                 Advisor Class

                               February 29, 2000


                                 WARBURG PINCUS
                           INTERNATIONAL EQUITY FUND

          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


          Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.................... ....................           4
   Goal and Principal Strategies...................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           6
   Year-by-Year Total Returns......................           6
   Average Annual Total Returns....................           7
INVESTOR EXPENSES................ .................           8
   Fees and Fund Expenses..........................           8
   Example.........................................           9
THE FUND IN DETAIL................ ................          10
   The Management Firm.............................          10
   Multi-Class Structure...........................          10
   Fund Information Key............................          11
   Goal and Strategies.............................          12
   Portfolio Investments...........................          12
   Risk Factors....................................          12
   Portfolio Management............................          13
   Investor Expenses...............................          13
   Financial Highlights............................          13
MORE ABOUT RISK................. ..................          14
   Introduction....................................          14
   Types of Investment Risk........................          14
   Certain Investment Practices....................          16
MEET THE MANAGERS................ .................          18
ABOUT YOUR ACCOUNT................ ................          20
   Share Valuation.................................          20
   Account Statements..............................          20
   Distributions...................................          20
   Taxes...........................................          20
OTHER INFORMATION................ .................          22
   About the Distributor...........................          22
BUYING SHARES.................. ...................          24
SELLING SHARES.................. ..................          26
SHAREHOLDER SERVICES............... ...............          28
OTHER POLICIES.................. ..................          29
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOAL AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS              GOAL                        STRATEGIES
INTERNATIONAL EQUITY    Long-term capital        - Invests in foreign equity
FUND                    appreciation             securities
Risk factors:                                    - Diversifies its investments
 Market risk                                     across countries, including
 Foreign securities                                emerging markets
                                                 - Favors stocks with discounted
                                                   valuations, using a value-based,
                                                   bottom-up investment approach

     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
 - have longer time horizons
 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
 - are investing for growth or capital appreciation
 - want to diversify their portfolios internationally

   IT MAY NOT BE APPROPRIATE IF YOU:
 - are investing for a shorter time horizon
 - are uncomfortable with an investment that has a higher degree of volatility
 - want to limit your exposure to foreign securities
 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


FOREIGN SECURITIES


   A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


MARKET RISK



   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in this fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
1992                                                                             -4.83
1993                                                                             50.58
1994                                                                             -0.26
1995                                                                              9.85
1996                                                                             10.06
1997                                                                             -4.85
1998                                                                              4.20
1999                                                                             56.13

Best quarter: 33.59% (Q4 99)
Worst quarter: -17.89% (Q3 98)
Inception date: 4/5/91

                          AVERAGE ANNUAL TOTAL RETURNS


                                ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/99:        1999     1995-1999    1990-1999    FUND       DATE
INTERNATIONAL EQUITY FUND        56.13%      13.36%        N/A      12.42%      4/5/91
MSCI ALL COUNTRY WORLD
  EXCLUDING THE U.S. INDEX(1)    31.80%      12.10%        N/A      10.57%(2)


(1) The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the U.S.
(2) Performance since March 31, 1991.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1999.



SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                 NONE
Deferred sales charge "load"                                     NONE
Sales charge "load" on reinvested distributions                  NONE
Redemption fees                                                  NONE
Exchange fees                                                    NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                     1.00%
Distribution and service (12b-1) fee                                .50%
Other expenses                                                      .43%
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.93%

                                    EXAMPLE

This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


       ONE YEAR              THREE YEARS              FIVE YEARS               10 YEARS
         $196                    $606                   $1,042                  $2,254
----------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRM


   CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022



 - Investment adviser for the fund



 - Responsible for managing the fund's assets according to its goal and strategies



 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     MULTI-CLASS STRUCTURE

   This fund offers two classes of shares, Common and Advisor. This Prospectus offers the Advisor class of shares, which are sold through financial services firms.

   The Common class is described in a separate prospectus.

     FUND INFORMATION KEY

   The description on the next page provides the following information about the fund:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.


 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal, registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   This fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S. or companies whose securities trade primarily in markets outside of the U.S.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The fund intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the fund emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This fund intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - warrants

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - foreign securities


   The value of your investment generally will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."


   To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


   P. Nicholas Edwards, Harold W. Ehrlich, Vincent J. McBride and Harold E. Sharon manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


     INVESTOR EXPENSES

   Management fee                                                       1.00%
   Distribution and service
     (12b-1) fee                                                         .50%

   All other expenses                                                    .43%

                                                                 ------------

     Total expenses                                                     1.93%


                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



            PERIOD ENDED:                10/99             10/98             10/97             10/96             10/95
PER-SHARE DATA
Net asset value, beginning of year        $16.47            $20.54            $20.50            $19.16            $20.38
Investment activities:
Net investment income                       0.03              0.04(1)           0.04              0.18              0.03
Net gains or losses on investments
and foreign currency related items
(both realized and unrealized)              5.04             (1.36)             0.78              1.68             (0.67)
 Total from investment activities           5.07             (1.32)             0.82              1.86             (0.64)
Distributions:
From net investment income                  0.00             (0.03)            (0.04)            (0.52)            (0.05)
Distributions from realized gains           0.00             (2.72)            (0.74)             0.00             (0.53)
 Total distributions                        0.00             (2.75)            (0.78)            (0.52)            (0.58)
Net asset value, end of year              $21.54            $16.47            $20.54            $20.50            $19.16
Total return                               30.78%            (6.49%)            4.04%             9.89%            (3.04%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(000s omitted)                          $231,990          $300,266          $500,473          $500,465          $317,736
Ratio of expenses to average net
assets                                      1.94%(2)          1.76%(2)          1.76%(2)          1.81%(2)          1.89%
Ratio of net income to average net
assets                                       .14%              .21%              .15%              .18%              .20%
Portfolio turnover rate                   116.35%            95.44%            61.80%            32.49%            32.24%


(1) Per share information is calculated using the average shares outstanding method.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .00%, .01% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.93%, 1.76%, 1.75% and 1.80% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The fund discussion contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with
high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.


   YEAR 2000 PROCESSING RISK The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which a fund invests to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact the fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to a significant
       extent



--------------------------------------------------------------------
 INVESTMENT PRACTICE                                          LIMIT
--------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%
--------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                               [-]
--------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures
or forwards, intended to manage fund exposure to currency
risk or to enhance total return. Options, futures or
forwards involve the right or obligation to buy or sell a
given amount of foreign currency at a specified price and
future date.(1) Correlation, credit, currency, hedged
exposure, liquidity, political, speculative exposure,
valuation risks.                                               [-]
--------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                               [-]
--------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                 [ ]
--------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  35%
--------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [ ]
--------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-
rate, liquidity, market, valuation risks.                       5%
--------------------------------------------------------------------


--------------------------------------------------------------------
 INVESTMENT PRACTICE                                          LIMIT
--------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security or an index of securities
at a fixed price within a certain time period. A fund may
purchase both put and call options for hedging or
speculative purposes.(1) Correlation, credit, hedged
exposure, liquidity, market, speculative exposure risks.       25%
--------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                    [-]
--------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         10%
--------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                         33 1/3%
--------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [ ]
--------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [-]
--------------------------------------------------------------------
SWAPS A contract between the fund and another party in which the parties agree to exchange streams of payments based on
certain benchmarks. For example, the fund may use swaps to
gain access to the performance of a benchmark asset (such as an index or one or more stocks) where the fund's direct
investment is restricted. Credit, currency, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                               [ ]
--------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                       [ ]
--------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%
--------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%
--------------------------------------------------------------------


(1) The fund is not obligated to pursue any hedging strategy and does not represent that these techniques are available now or will be available at any time in the future.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                                [Edwards PHOTO]
                              P. NICHOLAS EDWARDS
                               Managing Director


    - Co-Portfolio Manager,
      International Equity Fund since April 1998



    - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


    - With Warburg Pincus since 1995

    - Previously director at Jardine Fleming Investment Advisers, Tokyo, 1984 to 1995

                                 [ERLICH PHOTO]
                          HAROLD W. EHRLICH, CFA, CIC
                               Managing Director


    - Co-Portfolio Manager,
      International Equity Fund since April 1998



    - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management


    - With Warburg Pincus since 1995

    - Previously senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc., 1987 to 1995

                                 [SHARON PHOTO]

                                HAROLD F. SHARON
                               Managing Director



    - Co-Portfolio Manager,
      International Equity Fund since December 1998



    - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management



    - With Warburg Pincus since March 1998



    - Executive director and portfolio manager with CIBC Oppenheimer, 1994 to
     1998


                                [MCBRIDE PHOTO]

                               VINCENT J. MCBRIDE
                                    Director



    - Co-Portfolio Manager,
      International Equity Fund since April 1998



    - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management



    - With Warburg Pincus since 1994


           Job titles indicate position with the investment adviser.

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                                       19

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As a fund investor, you will receive distributions.



   The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The fund typically distributes dividends and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.


   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive a portion of the money you just invested in the form of a taxable distribution.


   The Form 1099 that is mailed to you every January details your distributions and their federal-tax category, including the portion taxable as long-term capital gains.


TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR


   Provident Distributors, Inc. (PDI), located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the fund's distributor and is responsible for making the fund available to you. PDI is not affiliated with CSAM.



   Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to .75%.

                       This page intentionally left blank

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the Warburg Pincus Advisor          - Make your check payable to Warburg
  Funds New Account Application.                 Pincus Advisor Funds.
- Make your check payable to Warburg           - Write the account number and the fund
  Pincus Advisor Funds.                          name on your check.
- Write the fund name on the check.            - Mail to Warburg Pincus Advisor Funds.
- Mail to Warburg Pincus Advisor Funds.
BY EXCHANGE
- Call our Institutional Shareholder           - Call our Institutional Shareholder
  Service Center to request an exchange.         Service Center to request an exchange
  Be sure to read the current Prospectus         from another Warburg Pincus fund or
  for the new fund or portfolio.                 portfolio.
If you do not have telephone privileges,       If you do not have telephone privileges,
mail or fax a letter of instruction.           mail or fax a letter of instruction.
BY WIRE
- Complete and sign the New Account            - Call our Institutional Shareholder
  Application.                                   Service Center by 4 p.m. ET to inform us
- Call our Institutional Shareholder             of the incoming wire. Please be sure to
  Service Center and fax the signed New          specify the account registration,
  Account Application by 4 p.m. ET.              account number and the fund name on
- Institutional Shareholder Services will        your wire advice.
  telephone you with your account number.      - Wire the money for receipt that day.
  Please be sure to specify the account
  registration, account number and the
  fund name on your wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Advisor Funds.
BY ACH TRANSFER

- Cannot be used to open an account.           - Call our Institutional Shareholder
                                                 Service Center to request an ACH transfer
                                                 from your bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.
                                               Requires ACH on Demand privileges.

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Sales of any amount.
includes:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund name and account number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Advisor Funds.
If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service Center
(unless a signature guarantee is
required).
BY EXCHANGE
- Call our Institutional Shareholder           - Accounts with telephone privileges.
  Service Center to request an exchange          If you do not have telephone privileges,
  into another Warburg Pincus fund or            mail or fax a letter of instruction to
  portfolio. Be sure to read the current         exchange shares.
  Prospectus for the new fund or portfolio.
BY PHONE

Call our Institutional Shareholder             - Accounts with telephone privileges.
Service Center to request a redemption.
You can receive the proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Requests by phone or mail.
  "ACH on Demand" section of your New
  Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  INSTITUTIONAL SHAREHOLDER
  SERVICE CENTER
  Toll free: 800-222-8977
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Advisor Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Advisor Funds

  66 Brooks Drive


  Braintree, MA 02184


  INTERNET WEB SITE
  www.warburg.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Advisor Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]
     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                              FOR MORE INFORMATION


   More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC


(phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.


   Please contact Warburg Pincus Advisor Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Advisor Funds

   66 Brooks Drive


   Braintree, MA 02184


ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Warburg Pincus International
Equity Fund                                                            811-05765


                     [Warburg Pincus Asset Management Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR.                          ADIEQ-1-0200

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 29, 2000


                    WARBURG PINCUS MAJOR FOREIGN MARKETS FUND

                    WARBURG PINCUS INTERNATIONAL EQUITY FUND

                 WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND

                      WARBURG PINCUS EMERGING MARKETS FUND

                 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND


This combined Statement of Additional Information provides information about Warburg Pincus Major Foreign Markets Fund (the "Major Foreign Markets Fund"), Warburg Pincus International Equity Fund (the "International Equity Fund"),Warburg Pincus International Small Company Fund (the "International Small Company Fund"), Warburg Pincus Emerging Markets Fund (the "Emerging Markets Fund") and Warburg Pincus Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund") (collectively, the "Funds") that supplements information in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the International Equity Fund, the combined Prospectus for the Advisor Shares of the Emerging Markets Fund and Global Post-Venture Capital Fund, and the Prospectus for the Institutional Shares of the Emerging Markets Fund, each dated February 29, 2000, as amended or supplemented from time to time (collectively, the "Prospectus").



Each Fund's audited Annual Report dated October 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus, Annual Reports and information regarding each Fund's current performance can be obtained by writing or telephoning:




        Common Shares                             Advisor Shares                                  Institutional Shares
        -------------                             --------------                                  --------------------
     Warburg Pincus Funds                  Warburg Pincus Advisor Funds                         CSAM Institutional Shares
        P.O. Box 9030                             P.O. Box 9030                                        P.O. Box 8500
    Boston, MA 02205-9030                      Boston, MA 02205-9030                               Boston, MA 02266-8500
         800-WARBURG                       Attn.: Institutional Services                               800-222-8977
                                                    800-222-8977



                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES...............................................................................1
      General Investment Strategies..............................................................................1
      Options on Securities and Securities Indices and Currency Transactions.....................................1

            Securities Options...................................................................................1
            Securities Index Options.............................................................................4
            OTC Options..........................................................................................5
            Futures Activities...................................................................................5

                  Futures Contracts..............................................................................6
                  Options on Futures Contracts...................................................................7

            Currency Exchange Transactions.......................................................................7
                  Forward Currency Contracts.....................................................................8
                  Currency Options...............................................................................8
                  Currency Hedging...............................................................................8

            Swaps............................................................................................... 9

            Hedging Generally...................................................................................10
            Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps................11

      Additional Information on Other Investment Practices......................................................12
      U.S. Government Securities................................................................................12
      Money Market Obligations..................................................................................13

            Repurchase Agreements...............................................................................13
            Money Market Mutual Funds...........................................................................13

      Convertible Securities....................................................................................14
      Debt Securities...........................................................................................14

            Below Investment Grade Securities...................................................................14
      Structured Securities.....................................................................................16

            Mortgage-Backed Securities..........................................................................16
            Asset-Backed Securities.............................................................................17
            Structured Notes, Bonds or Debentures...............................................................18
            Loan Participations and Assignments.................................................................18

      REITs.....................................................................................................19

      Securities of Other Investment Companies..................................................................19
      Lending of Portfolio Securities...........................................................................19
      Foreign Investments.......................................................................................20

            Foreign Currency Exchange...........................................................................20
            Euro Conversion.....................................................................................21
            Information.........................................................................................21
            Political Instability...............................................................................21
            Foreign Markets.....................................................................................21
            Increased Expenses..................................................................................22
            Foreign Debt Securities.............................................................................22
            Sovereign Debt......................................................................................22



                                                                                                              Page
                                                                                                              ----
            Depositary Receipts.................................................................................24
            Privatizations......................................................................................24
            Brady Bonds.........................................................................................24
            Emerging Markets....................................................................................25

      Japanese Investments......................................................................................25
                  Economic Background...........................................................................25
                  Generally.....................................................................................25
                  Currency Fluctuation..........................................................................26
                  Securities Markets............................................................................26
                  Foreign Trade.................................................................................27
                  Natural Resource Dependency...................................................................27
                  Energy........................................................................................27
                  Natural Disasters.............................................................................27

      Short Sales...............................................................................................27
      Short Sales "Against the Box".............................................................................28
      Warrants..................................................................................................29
      Non-Publicly Traded and Illiquid Securities...............................................................29

            Rule 144A Securities................................................................................30
      Borrowing.................................................................................................31
      Stand-By Commitments......................................................................................31
      Reverse Repurchase Agreements.............................................................................32
      When-Issued Securities and Delayed-Delivery Transactions..................................................32
      Emerging Growth and Small Companies; Unseasoned Issuers...................................................33
      Special Situation Companies...............................................................................34
      Dollar Rolls..............................................................................................34
      Temporary Defensive Strategies............................................................................34

            Debt Securities.....................................................................................34
            Money Market Obligations............................................................................34
            Non-Diversified Status (Emerging Markets Fund Only).................................................34

      Strategies Available to the Global Post-Venture Capital Fund Only.........................................35
      Private Fund Investments..................................................................................35
      Other Strategies..........................................................................................36

INVESTMENT RESTRICTIONS.........................................................................................37
      All Funds.................................................................................................37
      Major Foreign Markets Fund................................................................................37
      International Equity Fund.................................................................................39
      International Small Company Fund..........................................................................40
      Emerging Markets Fund.....................................................................................42
      Global Post-Venture Capital Fund..........................................................................44

PORTFOLIO VALUATION.............................................................................................45
PORTFOLIO TRANSACTIONS..........................................................................................47
PORTFOLIO TURNOVER..............................................................................................50
MANAGEMENT OF THE FUNDS.........................................................................................50

      Officers and Board of Directors...........................................................................50

                                      (ii)


                                                                                                              Page
                                                                                                              ----
      Directors' Total Compensation.............................................................................55
      Portfolio Managers of the Funds...........................................................................59
            Major Foreign Markets Fund..........................................................................59
            International Small Company Fund....................................................................60
            International Equity Fund...........................................................................60
            Emerging Markets Fund...............................................................................61
            Global Post-Venture Capital Fund....................................................................61

      Investment Advisers and Co-Administrators.................................................................62
      Custodians and Transfer Agent.............................................................................65
      Organization of the Funds.................................................................................65
      Distribution and Shareholder Servicing....................................................................67

            Distributor.........................................................................................67
            Common Shares.......................................................................................67
            Advisor Shares......................................................................................68
            Institutional Shares................................................................................70
            General.............................................................................................70

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................70
      Automatic Cash Withdrawal Plan............................................................................71

EXCHANGE PRIVILEGE..............................................................................................71
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................72

      The Funds and Their Investments...........................................................................72
      Passive Foreign Investment Companies......................................................................74
      Fund Taxes on Swaps.......................................................................................75
      Dividends and Distributions...............................................................................75
      Sales of Shares...........................................................................................76
      Foreign Taxes.............................................................................................76
      Backup Withholding........................................................................................77
      Notices...................................................................................................77
      Other Taxation............................................................................................77

DETERMINATION OF PERFORMANCE....................................................................................77
TOTAL RETURN....................................................................................................78
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................................82
MISCELLANEOUS...................................................................................................83
FINANCIAL STATEMENTS............................................................................................83
APPENDIX - DESCRIPTION OF RATINGS..............................................................................A-1


                                     (iii)

                       INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.


      Major Foreign Markets Fund. The investment objective of the Major Foreign Markets Fund is long-term capital appreciation.

      International Equity Fund. The investment objective of the International Equity Fund is long-term capital appreciation.

      International Small Company Fund. The investment objective of the International Small Company Fund is capital appreciation.

      Emerging Markets Fund. The investment objective of the Emerging Markets Fund is growth of capital.

      Global Post-Venture Capital Fund. The investment objective of the Global Post-Venture Capital Fund is long-term growth of capital.



General Investment Strategies




      Unless otherwise indicated, all of the Funds are permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.


      The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Options on Securities and Securities Indices and Currency Transactions


      Each Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return, which may involve speculation. Up to 25% of each Fund's total assets may be at risk in connection with these strategies. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

      Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

      The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities its would otherwise sell.

      The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent the premium received offsets the effects of the decline.

      In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

      Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

      Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

      Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

       There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

      Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

      Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

      Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

      OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      Futures Activities. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges for hedging purposes or to increase total return. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

      The Funds may enter into futures contracts and options on futures contracts on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

      Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

      A Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

      Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

      No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

      At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

      Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

      An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

      The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

      Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


      Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

      Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

      Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

      A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

      While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

      Swaps. Each Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Each Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

      A Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


      Hedging Generally. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

      In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

      A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

      To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

      Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of options written by a Fund on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

      Additional Information on Other Investment Practices.

      U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

      Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

      Money Market Obligations. Each Fund is authorized to invest, under normal market conditions up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and (with the exception of the Major Foreign Markets Fund) medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

      Repurchase Agreements. Each Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

      Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, a Fund may invest up to 5% of its net assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees, including management fees and other expenses with respect to assets so invested.

      Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

      Debt Securities. Each Fund may invest with respect to up to 35% of its total assets in investment grade debt securities (other than money market obligations). Each Fund may also invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's, S&P or, if unrated, is determined to be of comparable quality by CSAM. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

      Below Investment Grade Securities. Each Fund may (with respect to the Emerging Markets Fund up to 35% of its net assets) invest up to 5% of its total assets in debt securities (including convertible debt securities) rated below investment grade and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Debt securities held by a Private Fund (as defined below) in which the Global Post-Venture Capital Fund invests will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. A security will be deemed to be investment grade if it is rated below the four highest grades by Moody's or S&P or, if unrated, is determined to be a comparable quality by CSAM. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

      Securities rated below investment grade and comparable unrated securities:
(i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

      While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

      An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

      The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

      Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities, structured notes, bonds or debentures, and assignments of and participations in loans.

      Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Asset-Backed Securities. Each Fund may invest in U.S. and foreign governmental and private asset-backed securities. Asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

      Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

      Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

      Loan Participations and Assignments. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of a Fund's investments in Loans are expected to be in the form of participations in Loans ("Participants") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a participating Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy. A Fund's rights and obligations as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The lack of a liquid secondary market for both Participations and Assignments will have an adverse impact on the value of such securities and on a Fund's ability to dispose of Participations or Assignments. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund's portfolio and calculating its net asset value.

      REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a

REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

      Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

      Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

      Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors. These loans, if and when made, may not exceed 33 1/3% of each Fund's total assets taken at value (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

      By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.


      Foreign Investments. Each Fund may invest its assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

      Foreign Currency Exchange. Since the Funds will invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.


      Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

      Information. The majority of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

      Political Instability. With respect to some foreign countries, there is the possibility of expropriation, nationalization, or confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including the withholding of dividends. Political or social instability, or domestic developments could affect U.S. investments in those and neighboring countries.

      Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

      Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

      Foreign Debt Securities. Each Fund may invest up to 35% of its assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

      The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

      Sovereign Debt.  Investments in sovereign debt involve special risks.
The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

      Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

      Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of CSAM, such securities have the potential for future income or capital appreciation.

      Depositary Receipts. The assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). Certain of the risks relating to investments in foreign securities may be involved with respect to investments in ADRs, EDRs and IDRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are receipts issued outside the U.S. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

      Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The Major Foreign Markets Fund, the International Equity Fund, the International Small Company Fund and the Emerging Markets Fund could invest to a significant extent in Privatizations. The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

      Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. The Major Foreign Markets Fund, the International Equity Fund, the International Small Company Fund and the Emerging Markets Fund could invest to a significant extent in Brady Bonds. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

      Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

      Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

      Emerging Markets. Each Fund may (in the case of the Major Foreign Markets Fund, with respect to up to 10% of its net assets, and in the case of the International Small Company Fund, up to 25% of its net assets) invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



      Japanese Investments. Because the International Equity and Major Foreign Markets Funds may from time to time have large positions in Japanese securities and the International Small Company Fund and the Global Post-Venture Capital Fund may also invest in Japanese securities, these Funds may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Funds should consider include the following:


      Economic Background

      Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.


      The Japanese economy has languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.



      Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.


      Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Funds invest. Changes in government policies cannot be predicted.



      Currency Fluctuation. Investments by a Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, each Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Funds are not required to hedge against declines in the value of the yen.



      Securities Markets




      The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.



      The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States.



      Foreign Trade



      Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.



      Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.



      Natural Resource Dependency



      An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

      Energy



      Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.


      Natural Disasters


      The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.



      Short Sales. The International Small Company Fund and the Global Post-Venture Capital Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of each Fund's net assets.

      To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

      The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

      Short Sales "Against the Box." With the exception of the International Equity Fund, each Fund may use up to 10% of its net assets (taken at current value) as collateral for short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.

      The Funds do not intend to engage in short sales against the box for investment purposes. Each Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

      Warrants. Each Fund may invest up to 10% of its net assets (in the case of the Major Foreign Markets and Global Post-Venture Capital Funds, up to 10% of total assets) in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

      Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

      Non-Publicly Traded and Illiquid Securities. Each Fund may not invest more than 15% of its net assets (10% of total assets in the case of the International Equity Fund) in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below), Private Funds (in the case of the Global Post-Venture Capital Fund), and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities and, with respect to the Global Post-Venture Capital Fund, Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


      Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any liquidity determinations.


      Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund and each Fund may pledge its assets to the extent necessary to secure permitted borrowings (up to 10% of its total assets in the case of the International Equity Fund). Additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of a Fund's total assets (net assets in the case of the Global Post-Venture Capital Fund). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

      Stand-By Commitments. The Major Foreign Markets Fund, the Emerging Markets Fund, the International Small Company Fund and the Global Post-Venture Capital Fund may invest in stand-by commitments with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified securities at a specified price. A Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time.

      The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Funds will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

      The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

      Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio will not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

      The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

      Reverse Repurchase Agreements. With the exception of the International Equity Fund, each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers, although none of the Funds intend to enter into reverse repurchase agreements in the coming year. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      Emerging Growth and Small Companies; Unseasoned Issuers. Each Fund may invest its assets in the securities of Emerging Growth, Small Companies and unseasoned issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

      Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

      Special Situation Companies. Each Fund may invest in "special situation companies." "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

      Dollar Rolls. With the exception of the International Equity Fund, each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Temporary Defensive Strategies.

      Debt Securities. When CSAM believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

      Money Market Obligations. Each Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

Non-Diversified Status (Emerging Markets Fund Only). The Emerging Markets Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

      The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Strategies Available to the Global Post-Venture Capital Fund Only


      Private Fund Investments. Up to 10% of the Fund's net assets may be invested in U.S. or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of
(a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Fund's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets (measured at the time the investments are made), these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.

      Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks. In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.

      Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of a Fund's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

      Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

      The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund's net assets.

      Other Strategies. The Fund will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ, EASDAQ and AIM. The Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist. For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the U.S.

                             INVESTMENT RESTRICTIONS

      All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      Major Foreign Markets Fund. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The Major Foreign Markets Fund may not:

       1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

       2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

       3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

       4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

       5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

       6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

       7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

       8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

       9. Issue any senior security except as permitted in the Fund's investment limitations.

       10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

       11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

       12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

       13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

       14. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

       If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

      International Equity Fund. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations 12 through 14 may be changed by a vote of the Board at any time. The International Equity Fund may not:

       1.     Borrow money or issue senior securities except that the Fund may
(a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

       2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

       3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

       4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

       5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

       6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) fixed-income securities secured
by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and
(c) futures contracts and related options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

       7.     Make short sales of securities or maintain a short position.

       8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

       9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

       10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

       11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

       12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

       13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

       14.    Invest in oil, gas, or mineral leases.

      If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

      International Small Company Fund. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The International Small Company Fund may not:

       1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales and the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

       2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

       3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

       4. Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities and enter into repurchase agreements.

       5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

       6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

       7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

       8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

       9. Issue any senior security except as permitted in the Fund's investment limitations.

       10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

       11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

       12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

       13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

       14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

      If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

      Emerging Markets Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The Emerging Markets Fund may not:

       1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

       2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

       3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

       4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

       5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

       6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and may enter into short sales "against the box".

       7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

       8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

       9. Issue any senior security except as permitted in the Fund's investment limitations.

       10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

       11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

       12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

       13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

       14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

       If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

       Global Post-Venture Capital Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time. The Global Post-Venture Capital Fund may not:

       1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

       2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

       3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

       4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

       5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

       6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

       7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

       8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

       9. Issue any senior security except as permitted in the Fund's investment limitations.

       10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

       11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

       12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

       13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

       If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

       The following is a description of the procedures used by the Funds in valuing their assets.


       Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


       The Global Post-Venture Capital Fund's investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in the value of investments in Private Funds will not generally be reflected in the Fund's net asset value. However, CSAM will report to the Board of the Fund information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of the Fund will take these reports into account in valuing Private Funds.


       Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing, including with respect to the Global Post-Venture Capital Fund, Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

       Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.


                             PORTFOLIO TRANSACTIONS

       CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

       In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.



       Except for Private Funds managed by Abbott (with respect to the Global Post-Venture Capital Fund), all orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.



       For the fiscal year ended October 31, 1999, the Major Foreign Markets Fund, the International Equity Fund, the International Small Company Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund paid $33,368, $569,962, $25.05, $8,023 and $644, respectively, in total brokerage commissions to brokers and dealers who provided such research and other services.

       The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or periods ended October 31.


           FUND                                         1997                  1998                 1999
--------------------------------------------------------------------------------------------------------------
Major Foreign Markets Fund                           $19,273(1)              $192,591(2)           $411,085(2)
--------------------------------------------------------------------------------------------------------------
International Equity Fund                        $12,784,100              $13,044,983            $8,299,135(3)
--------------------------------------------------------------------------------------------------------------
International Small Company Fund                         N/A                   $5,459              $122,294(2)
--------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                             $2,287,575               $1,052,556(3)           $980,568
--------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                     $15,386                  $15,541               $49,729(2)
--------------------------------------------------------------------------------------------------------------




1 During the period March 31, 1997 (commencement of operations) through October 31, 1997; commissions paid by the Warburg, Pincus Institutional Fund, Inc. on behalf of the Managed EAFE(R) Countries Portfolio.



2 The increased size in commissions payments by the relevant Funds during the period was attributable to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and (ii) large capital inflows and outflows due to purchases and redemptions, including active trading, of the Fund's shares.



3 The decrease in brokerage commissions paid by the relevant Fund during the period was a result of fluctuations in the net asset value of the Fund.



       Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM or, in the case of the Global Post-Venture Capital Fund, Abbott. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM or Abbott, as the case may be, believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.





Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

       A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


       In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI, or Credit Suisse First Boston ("CS First Boston") or, Abbott (in the case of the Global Post-Venture Capital Fund) or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


                               PORTFOLIO TURNOVER

       The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

       Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.


       It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended October 31, 1999, the increase in each of the International Small Company Fund's, Emerging Markets Fund's and Global Post-Venture Capital Fund's portfolio turnover rate was due to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and (ii) large capital inflows and outflows due to purchases and redemptions, including active trading, of the Fund's shares.


                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

       The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the

Board. Under each Fund's Charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

                        The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



Richard H. Francis (67)                 Director
40 Grosvenor Road                       Currently retired; Executive Vice
Short Hills, New Jersey 07078           President and Chief Financial Officer of
                                        Pan Am Corporation and Pan American
                                        World Airways, Inc. from 1988 to 1991;
                                        Director of The Infinity Mutual Funds,
                                        BISYS Group Incorporated;
                                        Director/Trustee of other Warburg Pincus
                                        Funds and other CSAM-advised investment
                                        companies.



Jack W. Fritz (72)                      Director
2425 North Fish Creek Road              Private investor; Consultant and
P.O. Box 483                            Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                   Fritz Communications (developers and
                                        operators of radio stations); Director
                                        of Advo, Inc. (direct mail advertising);
                                        Director/Trustee of other Warburg Pincus
                                        Funds.















Jeffrey E. Garten (53)                  Director(+)
Box 208200                              Dean of Yale School of Management and
New Haven, Connecticut 06520-8200       William S. Beinecke Professor in the
                                        Practice of International Trade and
                                        Finance; Undersecretary of Commerce for
                                        International Trade from November 1993
                                        to October 1995; Professor at Columbia
                                        University from September 1992 to
                                        November 1993; Director of Aetna, Inc.;
                                        Director of Calphine Energy Corporation;
                                        Director/Trustee of other Warburg Pincus
                                        Funds.


-------------
(+) Director of the Major Foreign Markets Fund only.

James S. Pasman, Jr. (69)               Director
29 The Trillium                         Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238          Operating Officer of National
                                        InterGroup, Inc. from April 1989 to
                                        March 1991; Chairman of Permian Oil Co.
                                        from April 1989 to March 1991; Director
                                        of Education Management Corp., Tyco
                                        International Ltd.; Trustee, BT
                                        Insurance Funds Trust; Director/Trustee
                                        of other Warburg Pincus Funds and other
                                        CSAM-advised investment companies.



William W. Priest* (58)                 Chairman of the Board
153 East 53rd Street                    Chairman-Management Committee, Chief
New York, New York 10022                Executive Officer and Managing Director
                                        of CSAM since 1990; Director/Trustee of
                                        other Warburg Pincus Funds and other
                                        CSAM-advised investment companies.



Steven N. Rappaport (51)                Director
40 East 52nd Street                     President of Loanet, Inc. (on-line
New York, New York 10022                accounting service) since 1997;
                                        Executive Vice President of Loanet, Inc.
                                        from 1994 to 1997; Director, President,
                                        North American Operations, and former
                                        Executive Vice President from 1992 to
                                        1993 of Worldwide Operations of
                                        Metallurg Inc.; Executive  Vice
                                        President, Telerate, Inc. from 1987 to
                                        1992; Partner in the law firm of
                                        Hartman & Craven until 1987;
                                        Director/Trustee of other Warburg
                                        Pincus Funds and other CSAM-advised
                                        investment  companies.


---------------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (70)            Director
1317 F Street, N.W., 5th Floor          President of Trowbridge Partners, Inc.
Washington, DC 20004                    (business consulting) since January
                                        1990; Director or Trustee of New England
                                        Mutual Life Insurance Co., ICOS
                                        Corporation (biopharmaceuticals), IRI
                                        International (energy services), The
                                        Rouse Company (real estate development),
                                        Harris Corp. (electronics and
                                        communications equipment), The Gillette
                                        Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing);
                                        Director/Trustee of other Warburg Pincus
                                        Funds.



Eugene L. Podsiadlo (42)                President
466 Lexington Avenue                    Managing Director of CSAM; Associated
New York, New York 10017-3147           with CSAM since Credit Suisse acquired
                                        the Funds' predecessor adviser in July
                                        1999; with the predecessor adviser since
                                        1991; Vice President of Citibank, N.A.
                                        from 1987 to 1991; Officer of CSAMSI and of other Warburg Pincus Funds.


Hal Liebes, Esq. (35)                   Vice President and Secretary
153 East 53rd Street                    Managing Director and General Counsel of
New York, New York 10022                CSAM; Associated with Lehman Brothers,
                                        Inc. from 1996 to 1997; Associated with
                                        CSAM from 1995 to 1996; Associated with
                                        CS First Boston Investment Management
                                        from 1994 to 1995; Associated with
                                        Division of Enforcement, U.S. Securities and Exchange Commission from 1991 to 1994; Officer of CSAMSI, other Warburg
                                        Pincus Funds and other CSAM-advised
                                        investment companies.



Michael A. Pignataro (40)               Treasurer and Chief Financial Officer
153 East 53rd Street                    Vice President and Director of Fund
New York, New York 10022                Administration of CSAM; Associated with
                                        CSAM since 1984; Officer of other
                                        Warburg Pincus Funds and other
                                        CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)              Assistant Secretary
466 Lexington Avenue                    Vice President and Legal Counsel of
New York, New York 10017-3147           CSAM; Associated with CSAM since Credit
                                        Suisse acquired the Funds' predecessor
                                        adviser in July 1999; with the
                                        predecessor adviser since 1997;
                                        Associated with the law firm of Gordon
                                        Altman Butowsky Weitzen Shalov & Wein
                                        from 1995 to 1997; Officer of other
                                        Warburg Pincus Funds.


Rocco A. DelGuercio (36)                Assistant Treasurer
153 East 53rd Street                    Assistant Vice President and
New York, New York 10022                Administrative Officer of CSAM;
                                        Associated with CSAM since June 1996;
                                        Assistant Treasurer, Bankers Trust Corp.
                                        -- Fund Administration from March 1994
                                        to June 1996; Mutual Fund Accounting
                                        Supervisor, Dreyfus Corporation from
                                        April 1987 to March 1994; Officer of
                                        other Warburg Pincus Funds and other
                                        CSAM-advised investment companies.


       No employee of CSAM, PFPC Inc. ("PFPC") or CSAMSI, the Funds' co-administrators, or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC or CSAMSI or any of their affiliates receives the following annual and per-meeting fees:


                                                                                              Fee for Each
                                                                      Fee for Each           Audit Committee
Fund                                       Annual Fee                Meeting Attended       Meeting Attended
----------------------------------------------------------------------------------------------------------------------
Major Foreign Markets Fund                    $750                         $250                  $250 *
----------------------------------------------------------------------------------------------------------------------
International Equity Fund                     $750                         $250                  $250 *
----------------------------------------------------------------------------------------------------------------------
International Small Company Fund              $750                         $250                  $250 *
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                         $750                         $250                  $250 *
----------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund              $750                         $250                  $250 *
----------------------------------------------------------------------------------------------------------------------

* Alexander B. Trowbridge will receive $325 per fund serving as chairman of the Audit Committee.

       Each Director is reimbursed for expenses incurred in connection with attendance at Board meetings.

Directors' Total Compensation

(for the fiscal period ended October 31, 1999):




                                                               INTERNATIONAL                      GLOBAL         ALL INVESTMENT
                                 EMERGING      INTERNATIONAL   SMALL COMPANY   MAJOR FOREIGN   POST-VENTURE   COMPANIES IN WARBURG
NAME OF DIRECTOR/TRUSTEE       MARKETS FUND     EQUITY FUND         FUND        MARKETS FUND   CAPITAL FUND   PINCUS FUND COMPLEX(1)
------------------------------------------------------------------------------------------------------------------------------------

William W. Priest(2)                 None             None            None            None           None               None
------------------------------------------------------------------------------------------------------------------------------------

Arnold M. Reichman(3)                None             None            None            None           None               None
------------------------------------------------------------------------------------------------------------------------------------

Richard N. Cooper(4)              $   1,125        $   1,375       $   1,125       $   1,125      $   1,125           $    47,500
------------------------------------------------------------------------------------------------------------------------------------

Donald J. Donahue(4)              $     475        $     600          None         $     475      $     475           $    13,525
------------------------------------------------------------------------------------------------------------------------------------

Richard H. Francis(5)             $   1,000        $   1,000       $   1,000       $   1,000      $   1,000           $    38,250
------------------------------------------------------------------------------------------------------------------------------------

Jack W. Fritz                     $   2,250        $   2,750       $   2,250       $   2,250      $   2,250           $    94,250
------------------------------------------------------------------------------------------------------------------------------------

Jeffrey E. Garten(5)              $   2,250        $   2,750       $   2,250       $   2,250      $   2,250           $    94,250
------------------------------------------------------------------------------------------------------------------------------------

Thomas A. Melfe(4)                $   1,375        $   1,625       $   1,375       $   1,375      $   1,375           $    40,750
------------------------------------------------------------------------------------------------------------------------------------

James S. Pasman, Jr. (5)          $   1,000        $   1,000       $   1,000       $   1,000      $   1,000           $    38,250
------------------------------------------------------------------------------------------------------------------------------------

Steven N. Rappaport(5)            $   1,000        $   1,000       $   1,000       $   1,000      $   1,000           $    38,250
------------------------------------------------------------------------------------------------------------------------------------

Alexander B. Trowbridge           $   2,325        $   2,825       $   2,325       $   2,325      $   2,325           $    97,100
------------------------------------------------------------------------------------------------------------------------------------




1 Each Director/Trustee serves as a Director or Trustee of 51 investment companies and portfolios in the Warburg Pincus family of funds, except for Mr. Garten, who also serves as a Director or Trustee of 33 investment companies in the Warburg Pincus family of funds. Mr. Garten resigned as a Director of each Fund (except the Major Foreign Markets Fund) effective February 3, 2000.



2 Mr. Priest receives compensation as an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.



3 Mr. Reichman resigned as a Director/Trustee of each Fund effective August 18, 1999. Mr. Reichman had been an employee of CSAM and, accordingly, had received no compensation from any Fund or any other investment company advised by CSAM.



4 Mr. Donahue resigned as a Director/Trustee of each Fund effective February 6, 1998. Messrs. Cooper and Melfe resigned as a Director/Trustee of each Fund effective July 6, 1999.



5 Mr. Garten became a Director/Trustee of each Fund effective February 6, 1998. Messrs. Francis, Pasman and Rappaport became Directors/Trustees of the Funds effective July 6, 1999.







As of January 31, 2000, Directors or officers of the Funds as a group owned less than 1% of each class of the outstanding shares of each Fund. As of that date, the following shareholders beneficially owned 5% or more of each Fund's outstanding shares.


MAJOR FOREIGN MARKETS FUND

COMMON SHARES                                      Charles Schwab & Co Inc*                                     16.35%
                                                   Special Custody Account for the
                                                   Exclusive Benefit of Customers
                                                   Attn: Mutual funds
                                                   101 Montgomery St
                                                   San Francisco, CA  94104-4122

                                                   The Northern Trust Co TTEE*                                  11.97%
                                                   FBO Gatx Master Trust Ret Trust
                                                   DTD 12/19/79
                                                   500 W Monroe St.
                                                   Chicago, IL  60661-3630

                                                   Agnes E. Williams                                             5.42%
                                                   8901 Durham Drive
                                                   Potomac, MD  20854-4613

INTERNATIONAL EQUITY FUND

COMMON SHARES                                      Charles Schwab & Co. Inc.*                                   25.97%
                                                   Special Custody Account For The
                                                   Exclusive Benefit of Customers
                                                   Attn:  Mutual Funds
                                                   101 Montgomery St.
                                                   San Francisco, CA  94104-4122

                                                   Nat'l Financial Svcs Corp.*                                  10.74%
                                                   FBO Customers
                                                   Church St. Station
                                                   PO Box 3908
                                                   New York, NY  10008-3908

ADVISOR SHARES                                     Connecticut General Life Ins. Co.*                           99.30%
                                                   On Behalf Of Its Separate Account
                                                   55F c/o Melissa Spencer M110
                                                   CIGNA Corp PO Box 2975
                                                   Hartford, CT  06104-2975

INTERNATIONAL SMALL COMPANY FUND

COMMON SHARES                                      Charles Schwab & Co Inc*                                     24.45%
                                                   Special Custody Account For The
                                                   Exclusive Benefit of Customers
                                                   Attn: Mutual Funds
                                                   101 Montgomery St
                                                   San Francisco, CA  94104-4122

                                                   Nat'l Financial Svcs Corp*                                   17.08%
                                                   FBO Customers
                                                   Church St Station
                                                   P.O. Box 3908
                                                   New York, NY  10008-3908

                                                   National Investor Services Corp*                              6.29%
                                                   For the Exclusive Benefit of
                                                   Our Customers
                                                   55 Water St Fl 32
                                                   New York, NY  10041-3299

EMERGING MARKETS FUND

COMMON SHARES                                      Charles Schwab & Co Inc.*                                    26.31%
                                                   Special Custody Account For The
                                                   Exclusive Benefit Of Customers
                                                   Attn: Mutual Funds
                                                   101 Montgomery St.
                                                   San Francisco, CA  94104-4122

                                                   Salomon Smith Barney Inc.*                                   14.84%
                                                   Book Entry Account
                                                   Attn: Matt Maesstri
                                                   333 West 34th Street
                                                   7th Floor, Mutual Fund Dept.
                                                   New York, NY  10001-2483

                                                   Nat'l Financial Svcs. Corp.*                                 10.48%
                                                   FBO Customers
                                                   P.O. Box 3908
                                                   Church St. Station
                                                   New York, NY  10008-3908

                                                   National Investor Services Corp.*                              6.70%
                                                   For the Exclusive Benefit of Our Customers
                                                   55 Water Street FL 32
                                                   New York, New York  10041-3299

                                                   Merrill Lynch Pierce                                          5.63%
                                                     Fenner & Smith Inc.*
                                                   Building 1 Team A FL 2
                                                   4800 Deer Lake Drive East
                                                   Jacksonville, FL  32246-6484



ADVISOR SHARES                                     Donaldson Lufkin & Jenrette Secs*                            40.91%
                                                   PO Box 2052
                                                   Jersey City, NJ  07303-2052


                                                   Lewco Securities Corp*                                       20.41%
                                                   FBO A/C # W68-202016-9-01
                                                   34 Exchange Place 4th Floor
                                                   Jersey City, NJ  07302-3885

                                                   Bear Stearns Securities Corp*                                 9.73%
                                                   FBO 523-00435-14
                                                   1 Metrotech Center North
                                                   Brooklyn, NY  11201-3870

                                                   Bank of America Securities LLC*                               8.50%
                                                   110-45178-16
                                                   Attn: Mutual Funds: 4th Floor
                                                   600 Montgomery St.
                                                   San Francisco, CA  94111-2702

                                                   Bank of America Securities LLC*                               8.11%
                                                   110-41287-13
                                                   Attn: Mutual Funds - 4th Floor
                                                   600 Montgomery Street
                                                   San Francisco, CA  94111-2702

                                                   National Investor Services Corp.*                             7.05%
                                                   For the Exclusive Benefit of Our Customers
                                                   55 Water Street FL 32
                                                   New York, New York  10041-3299
GLOBAL POST VENTURE CAPITAL FUND

COMMON SHARES                                      Charles Schwab & Co. Inc.*                                   34.76%
                                                   Special Custody Account For The
                                                   Exclusive Benefit Of Customers
                                                   Attn: Mutual Funds
                                                   101 Montgomery St.
                                                   San Francisco, CA  94104-4122


                                                   Nat'l Financial Svcs Corp*                                   18.86%
                                                   FBO Customers
                                                   P.O. Box 3908
                                                   Church St Station
                                                   New York, NY  10008-3908

                                                   National Investor Services Corp.*                             5.85%
                                                   For the Exclusive Benefit of Our Customers
                                                   55 Water Street FL 32
                                                   New York, New York  10005-2815

ADVISOR SHARES                                     SEMA & Co.*                                                  42.80%
                                                   95400141
                                                   12 E 49th St 41st Fl
                                                   New York, NY  10017-1038


                                                   National Investor Services Corp.*                            35.70%
                                                   For the Exclusive Benefit of Our Customers
                                                   55 Water Street FL 32
                                                   New York, New York  10041-3299

                                                   Dreyfus Investment Services Corporation*                      7.89%
                                                   FBO 659596601
                                                   2 Mellon Bank Center Room 177
                                                   Pittsburgh, PA 15259-0001


*Each Fund believes these entities are not the beneficial owners of shares held of record by them.

Portfolio Managers of the Funds

       Major Foreign Markets Fund.


       P. Nicholas Edwards is Co-Portfolio Manager of the Major Foreign Markets Fund. Mr. Edwards has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1995. Mr. Edwards was a director and senior fund manager at Jardine Fleming Investment Advisers, Tokyo from 1984 to 1995. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.



       Harold W. Ehrlich is Co-Portfolio Manager of the Major Foreign Markets Fund. Mr. Ehrlich has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1995. Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986, and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from the University of Florida, earned his Chartered Financial Analyst designation in 1990 and has been a member of the Council of Examiners for the Chartered Financial Analyst examination.


       Vincent J. McBride is an Associate Portfolio Manager of the Major Foreign Markets Fund. Mr. McBride has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1994. Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994, and at General Electric Investment Corp. from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

       Nancy Nierman is an Associate Portfolio Manager of the Major Foreign Markets Fund. Ms. Nierman has been associated with CSAM since CSAM acquired the

Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1996. She was a vice president and portfolio manager/analyst at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Baruch College in 1985.


       J.H. Cullum Clark, CFA, is an Associate Portfolio Manager of the Major Foreign Markets Fund. Mr. Clark has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1996. Mr. Clark was an analyst and portfolio manager at Brown Brothers Harriman from 1993 to 1996 and a research assistant at the U.S. Senate Select Committee on Intelligence from 1992 to 1993. Mr. Clark received an A.M. degree from Harvard University and a B.A. degree from Yale University. Mr. Clark also studied at the Stanford Inter-University Center for Japanese Language Studies in 1990.

       Todd Jacobson, CFA, is an Associate Portfolio Manager and Research Analyst of the Major Foreign Markets Fund. Mr. Jacobson has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1997. He was an analyst at Brown Brothers Harriman from 1993 to 1997. Mr. Jacobson was also an analyst with Value Line from 1989 to 1991. Mr. Jacobson received his M.B.A. degree in Finance from the Wharton School and his B.A. degree Phi Beta Kappa in Economics from the State University of New York - Binghamton.

       International Small Company Fund.

       Harold E. Sharon is Co-Portfolio Manager of the International Small Company Fund and manages other Warburg Pincus funds. Mr. Sharon has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1998. Mr. Sharon was an executive director and portfolio manager at CIBC Oppenheimer from 1994 to 1998. Mr. Sharon was previously a Vice President and Portfolio Manager at Warburg from 1990 to 1994. Mr. Sharon earned a B.S. Degree with honors from the University of Rochester and an M.S. degree in Management from the Sloan School of Management, M.I.T.

       J.H. Cullum Clark is a CFA and Co-Portfolio Manager of the International Small Company Fund (see biography above).


       International Equity Fund.


       P. Nicholas Edwards is Co-Portfolio Manager of the International Equity Fund (see biography above).

       Harold W. Ehrlich is Co-Portfolio Manager of the International Equity Fund (see biography above).

       Vincent J. McBride is Co-Portfolio Manager of the International Equity Fund and the Emerging Markets Fund (see biography above).

       Harold E. Sharon is Co-Portfolio Manager of the International Equity Fund and the Emerging Markets Fund (see biography above).


       Emerging Markets Fund.



      Harold E. Sharon is Co-Portfolio Manager of the Emerging Markets Fund (see biography above).



       Vincent J. McBride is Co-Portfolio Manager of the Emerging Markets Fund (see biography above).



       Jun Sung Kim is an Associate Portfolio Manager of the Emerging Markets Fund. Mr. Kim has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1997. He was an investment manager with Asset Korea Ltd., Seoul from 1994 to 1995. He was also an assistant investment manager with Koeneman Capital Management, Singapore from 1992 to 1994. Prior to that, Mr. Kim was an Asian institutional salesman at W.I. Carr and an analyst at Lee & Company.




       Federico D. Laffan is an Associate Portfolio Manager of the Emerging Markets Fund. Mr. Laffan has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1997. He was a senior manager and partner with Green Cay Asset Management from 1996 to 1997 and a senior portfolio manager and director with Foreign & Colonial Emerging Markets, London from 1990 to 1996. Prior to that, Mr. Laffan was a development manager at Bristol Myers Squibb.



       As further described in the Prospectus, the Credit Suisse Asset Management International Equity Team is also responsible for the management of the Emerging Markets Fund.


       Global Post-Venture Capital Fund.


       Elizabeth B. Dater is a Co-Portfolio Manager of the Fund and manages other Warburg Pincus funds. Ms. Dater has been associated with CSAM since CSAM acquired the Fund's predecessor adviser in July 1999 and joined the predecessor adviser in 1978. Prior to that, she was a vice president of research and a U.S. equity analyst at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.


       J.H. Cullum Clark is Co-Portfolio Manager of the Global Post-Venture Capital Fund (see biography above).

       Harold E. Sharon is Co-Portfolio Manager of the Global Post-Venture Capital Fund (see biography above).

       Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Global Post-Venture Capital Fund's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College. Prior to joining a predecessor of Abbott in 1989, Mr. Gray served as an assistant vice president at Commerzbank Capital Markets Corporation and as an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.

Investment Advisers and Co-Administrators


       CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (collectively, the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.


       Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.


       Abbott, located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328, serves as sub-investment adviser to the Global Post-Venture Capital Fund pursuant to a written agreement. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Fund and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $4.2 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997.


       CSAMSI and PFPC serve as co-administrators to each Fund pursuant to separate written agreements. CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. CSAMSI provides shareholder liaison services to each Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing certain corporate secretarial services, which include preparing materials for meetings of the Board, assisting with proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing certain compliance procedures for the Funds. For services provided by CSAM under each Advisory Agreement, the Major Foreign Markets Fund, International Equity Fund, International Small Company Fund, Emerging Markets Fund and Global Post-Venture Capital Fund each pay CSAM a fee calculated at an annual rate of 1.00%, 1.00%, 1.10%, 1.25% and 1.25%, respectively, of the Fund's average daily net assets. As compensation, the Common Shares and Advisor Shares of each Fund pay CSAMSI a fee calculated at an annual rate of .10% of their respective average daily net assets. CSAMSI receives no compensation for the services provided to the Institutional Shares.


       PFPC calculates each Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of each Fund's operations. As compensation, each Fund pays PFPC a fee calculated at an annual rate of .12% of a Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

       Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. Each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Fund.


       For the following fiscal years ended October 31 during which a Fund had investment operations, investment advisory fees earned by CSAM or its predecessor, waivers and net advisory fees for each Fund were as follows:



                                                                           GROSS                                    NET
                        FUND                     YEAR/ PERIOD ENDED     ADVISORY FEE           WAIVER          ADVISORY FEE
-----------------------------------------------------------------------------------------------------------------------------------
Major Foreign Markets Fund                  October 31, 1997*                    $12,662           $12,662                   0
                                            ---------------------------------------------------------------------------------------
(commenced operations on 3/31/97)           October 31, 1998                    $230,682          $202,603             $28,079
                                            ---------------------------------------------------------------------------------------
                                            October 31, 1999                    $563,926          $260,929            $302,997
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                   October 31, 1997                 $33,440,864        None               $33,440,864
                                            ---------------------------------------------------------------------------------------
(commenced operations on 5/2/89)            October 31, 1998                 $21,710,859        None               $21,710,859
                                            ---------------------------------------------------------------------------------------
                                            October 31, 1999                 $12,603,946        None               $12,603,946
-----------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund            October 31, 1998                      $5,026            $5,026                   0
                                            ---------------------------------------------------------------------------------------
(commenced operations on 5/29/98)           October 31, 1999                     $75,081           $75,081                   0
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                       October 31, 1997                  $3,124,684        $1,146,495          $1,978,189
                                            ---------------------------------------------------------------------------------------
(commenced operations on 12/30/94)          October 31, 1998                  $1,232,557          $524,180            $708,377
                                            ---------------------------------------------------------------------------------------
                                            October 31, 1999                    $824,963          $447,804            $377,159
-----------------------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund            October 31, 1997                     $49,452           $49,452                   0
                                            ---------------------------------------------------------------------------------------
(commenced operations on 9/30/96)           October 31, 1998                     $43,604           $43,604                   0
                                            ---------------------------------------------------------------------------------------
                                            October 31, 1999                     $67,434           $60,242                   0
-----------------------------------------------------------------------------------------------------------------------------------




* With respect to the Managed EAFE(R) Countries Portfolio of the Warburg, Pincus Institutional Fund, Inc. during the fiscal period from March 31, 1997 (commencement of operations) to October 31, 1997.



      With respect to the International Small Company Fund and Global Post-Venture Capital Fund, CSAM also reimbursed expenses of $64,319 and $37,389, respectively.



       PFPC and Counsellors Service (the Funds' predecessor co-administrator) earned the following amounts in co-administration fees (portions of fees waived, if any, noted in parenthesis).




                           FUND                             YEAR                       PFPC                 COUNSELLORS SERVICE

   -------------------------------------------------------------------------------------------------------------------------------
   Major Foreign Markets Fund                         October 31, 1997*             $1,899 ($1,899)                $1,583 ($1,583)
                                                ----------------------------------------------------------------------------------
   (commenced operations on 3/31/97)                  October 31, 1998             $44,290 ($27,841)              $23,200
                                                ----------------------------------------------------------------------------------
                                                      October 31, 1999             $83,044($46,930)               $56,393
   -------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                          October 31, 1997          $2,047,043                     $3,344,086
                                                ----------------------------------------------------------------------------------
   (commenced operations on 5/2/89)                   October 31, 1998          $1,486,215                     $2,171,086
                                                ----------------------------------------------------------------------------------
                                                      October 31, 1999          $1,021,266                     $1,260,395
   -------------------------------------------------------------------------------------------------------------------------------
   International Small Company Fund                   October 31, 1998              $3,988 ($548)                    $457
                                                ----------------------------------------------------------------------------------
   (commenced operations on 5/29/98)                  October 31, 1999             $22,580($8,191)                 $6,826
   -------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Fund                              October 31, 1997            $297,624                       $249,975
                                                ----------------------------------------------------------------------------------
   (commenced operations on 12/30/94)                 October 31, 1998            $133,902 ($11,373)              $98,604
                                                ----------------------------------------------------------------------------------
                                                      October 31, 1999             $86,687($16,507)               $65,997
   -------------------------------------------------------------------------------------------------------------------------------
   Global Post-Venture Capital Fund                   October 31, 1997              $4,747 ($4,747)                $3,956
                                                ----------------------------------------------------------------------------------
   (commenced operations on 9/30/96)                  October 31, 1998              $9,320 ($4,186)                $3,489
                                                ----------------------------------------------------------------------------------
                                                      October 31, 1999             $15,946($6,474)                 $5,395
   -------------------------------------------------------------------------------------------------------------------------------

* With respect to the Managed EAFE(R) Countries Portfolio of the Warburg, Pincus Institutional Fund, Inc. during the fiscal period from March 31, 1997 (commencement of operations) to October 31, 1997.



Custodians and Transfer Agent



       PFPC Trust Company ("PFPC Trust") and State Street Bank and Trust Company serve as custodians of each Funds' U.S. and non-U.S. assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PFPC and State Street each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PFPC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PFPC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and PFPC Trust is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp. and their principal business address is Attn: Mutual Fund Custody Services, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


       State Street also acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund,
(ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Funds

       The Major Foreign Markets Fund was incorporated on October 24, 1997 under the laws of the State of Maryland under the name "Warburg, Pincus Managed EAFE Countries Fund, Inc." On December 22, 1997, the Fund acquired all of the assets and liabilities of the Managed EAFE(R) Countries Portfolio of Warburg, Pincus Institutional Fund, Inc. On February 9, 1998, the Fund changed its name to "Warburg, Pincus Major Foreign Markets Fund, Inc." The International Equity Fund was incorporated on February 9, 1989 under the laws of the

State of Maryland under the name "Counsellors International Equity Fund, Inc." On October 27, 1995, the Fund amended its Charter to change its name to "Warburg, Pincus International Equity Fund, Inc." The International Small Company Fund was incorporated on April 2, 1998 under the laws of the State of Maryland under the name "Warburg, Pincus International Small Company Fund, Inc." The Emerging Markets Fund was incorporated on December 23, 1993 under the laws of the State of Maryland under the name "Warburg, Pincus Emerging Markets Fund, Inc." The Global Post-Venture Capital Fund was incorporated on July 16, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc."

       Each Fund (with the exception of the Major Foreign Markets Fund, the International Small Company Fund and the Emerging Markets Fund) currently offers two classes of shares, Common Shares and Advisor Shares. The Major Foreign Markets Fund and the International Small Company Fund currently offer only Common Shares. The Emerging Markets Fund currently offers three classes of shares, Common Shares, Advisor Shares and Institutional Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

       With the exception of the Emerging Markets Fund which is non-diversified, each Fund is a diversified, open-end investment management company.


       Each Fund's charter (with the exception of the Emerging Markets Fund) authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares." The Emerging Market Fund's charter authorizes the board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares" and one billion shares are designated "Institutional Shares."


       All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

       Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

Distribution and Shareholder Servicing

       Distributor. Provident Distributors, Inc. ("PDI") serves as distributor of the Funds' shares. PDI offers each Fund's shares on a continuous basis. No compensation is payable by the Funds to PDI for distribution services, however, pursuant to a separate agreement with CSAM, PDI is compensated for the services provided to the Funds. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428-2961.

       Common Shares. With the exception of the International Equity Fund, each Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

       Payments under the Common Shares 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

       Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.

       The Common Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares (the "Prior Common Shares 12b-1 Plan"). For the period or year ended October 31, 1999, the Funds' Common Shares paid the following amounts pursuant to the Prior Common Shares 12b-1 Plan, all of which was spent on advertising, marketing communications and public relations. The Major Foreign Markets Fund suspended the imposition of its Rule 12b-1 fees on February 6, 1998.




FUND                                                                      PAYMENT
----------------------------------------------------------------------------------------
Major Foreign Markets Fund                                                    $0

----------------------------------------------------------------------------------------
International Small Company Fund                                         $17,064

----------------------------------------------------------------------------------------
Emerging Markets Fund                                                   $164,936

----------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                                         $13,445

----------------------------------------------------------------------------------------



       Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

       For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee up to .40% of the average annual value of accounts with the Funds maintained by such Service Organizations (the "Service Fee"). Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.


       Advisor Shares. The International Equity Fund, Emerging Markets Fund and Global Post-Venture Capital Fund have entered, and the Major Foreign Markets Fund and International Small Company Fund may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by CSAMSI on behalf of the Fund. The Advisor Shares 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Shares 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Advisor Shares (the "Prior Advisor Shares 12b-1 Plan"). For the years or periods ended October 31, 1999, the Funds paid the following fees pursuant to the Prior Advisor Shares 12b-1 Plan, all of which were paid to
Institutions:



FUND                                                                      PAYMENT
-------------------------------------------------------------------------------------
International Equity Fund                                          $1,277,567

-------------------------------------------------------------------------------------
Emerging Markets Fund                                                    $114

-------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                                          $81

-------------------------------------------------------------------------------------



       Certain Institutions may receive additional fees from the CSAMSI, CSAM or their affiliates for providing supplemental services in connection with investments in the Funds. Institutions may also be reimbursed for marketing costs. Additional fees may be up to 0.10% per year of the value of Fund accounts maintained by the firm. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedules of the Institutions. To the extent that CSAMSI, CSAM, or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

       An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its

Customers prior to any purchase of Fund shares. Prospectuses are available from the Funds' distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

       Institutional Shares. CSAMSI serves as the distributor for the Institutional Shares of the Emerging Markets Fund. CSAMSI offers the Fund's Institutional Shares on a continuous basis. No compensation is payable to CSAMSI for distribution services for the Fund's Institutional Class.

       General. The Common Shares 12b-1 Plan and the Advisor Shares 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plan ("Independent Directors"). Any material amendment of the Common Shares 12b-1 Plan and the Advisor Shares 12b-1 Plan would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plan nor the Advisor Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Common Shares 12b-1 Plan and the Advisor Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

       Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


       If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

       Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

       An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Warburg Pincus fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another Warburg Pincus fund at their respective net asset values. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.


       The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Shares of a Fund for Shares in another Warburg Pincus fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus fund, an investor should contact Warburg Pincus Funds at 800-927-2874.


       The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

       The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.


The Funds and Their Investments.


       Each Fund intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



       As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.



       Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


       The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The balance of such income must be distributed during the next calendar year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


       With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.


       If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

       A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

       A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Passive Foreign Investment Companies.


       If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or impossible to obtain.



       Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Fund Taxes on Swaps.

       As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

Dividends and Distributions.


       Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).



       Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


       Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

       If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.


       Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.


Foreign Taxes.


       A Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


Backup Withholding.

       A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices.


       Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders.


Other Taxation

       Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
      AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
       CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX
                CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

       From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.


       With respect to a Funds' Common and Advisor Shares, the Fund's average annual total returns for the period ended October 31, 1999 were as follows (performance figures calculated without the waiver of fees, if any, are noted in parenthesis):


                                  TOTAL RETURN

                                  COMMON SHARES


                                                                                                 FROM COMMENCEMENT OF
                                                                                               OPERATIONS OR TEN  YEAR
           FUND                      ONE-YEAR               FIVE-YEAR       TEN-YEAR              (COMMENCEMENT DATE)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    18.93% (17.50%)
Major Foreign Markets Fund        38.52% (37.91%)              N/A             N/A                     (3/31/97)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        11.41%
International Equity Fund             31.49%                  6.77%           10.61%                   (5/2/89)
--------------------------------------------------------------------------------------------------------------------------------
International Small                                                                                 74.51% (73.29%)
Company Fund                     157.14% (155.28%)             N/A             N/A                     (5/29/98)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    -0.04% (-1.25%)
Emerging Markets Fund             40.67% (39.61%)              N/A             N/A                    (12/30/94)
--------------------------------------------------------------------------------------------------------------------------------
Global Post-Venture                                                                                 25.28% (21.45%)
Capital Fund                      83.36% (80.60%)              N/A             N/A                     (9/30/96)
--------------------------------------------------------------------------------------------------------------------------------

+Non-annualized.

                                 ADVISOR SHARES



                                                                                                 FROM COMMENCEMENT OF
                                                                                                     OPERATIONS
             FUND                        ONE-YEAR            FIVE-YEAR       TEN-YEAR             (COMMENCEMENT DATE)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         9.52%
International Equity Fund                 30.78%               6.28%            N/A                     (4/5/91)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     0.79% (-2.70%)
Emerging Markets Fund                40.22% (39.60%)            N/A             N/A                    (12/30/94)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    24.90% (22.15%)
Global Post-Venture Fund             83.06% (82.39%)            N/A             N/A                     9/30/96
---------------------------------------------------------------------------------------------------------------------------------

+Non-annualized.


       The Institutional Shares of the Emerging Markets Fund had not commenced operations as of the date of October 31, 1999. The Institutional Class would have substantially similar returns as the Common Class and Advisor Class. However, since the Institutional Class is subject to slightly lower expenses, the returns of the Institutional Class would have been slightly higher.


       These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

       These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of a Fund's total return over longer market cycles.

       When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

       A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

       The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

       In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

       CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

       To illustrate this point, the performance of international equity securities, as measured by the EAFE Index has equaled or exceeded that of domestic equity securities, as measured by the S&P 500 Index in 15 of the last 28 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.




                                                   EAFE INDEX VS. S&P 500 INDEX
                                                            1972-1999
                                                      ANNUAL TOTAL RETURN+

       YEAR                                              EAFE INDEX                                          S&P 500 INDEX
       ----                                              ----------                                          -------------
       1972*                                                  33.28                                               15.63
       1973*                                                 -16.82                                              -17.37
       1974*                                                 -25.60                                              -29.72
       1975                                                   31.21                                               31.55
       1976                                                    -.36                                               19.15
       1977*                                                  14.61                                              -11.50
       1978*                                                  28.91                                                1.06
       1979                                                    1.82                                               12.31
       1980                                                   19.01                                               25.77
       1981*                                                  -4.85                                               -9.73
       1982                                                   -4.63                                               14.76
       1983*                                                  20.91                                               17.27
       1984*                                                   5.02                                                1.40
       1985*                                                  52.97                                               26.33
       1986*                                                  66.80                                               14.62
       1987*                                                  23.18                                                2.03
       1988*                                                  26.66                                               12.40
       1989                                                    9.22                                               27.25
       1990                                                  -24.71                                               -6.56
       1991                                                   10.19                                               26.31
       1992                                                  -13.89                                                4.46
       1993*                                                  30.49                                                7.06
       1994*                                                   6.24                                               -1.54
       1995                                                    9.42                                               34.11
       1996                                                    4.40                                               20.26
       1997                                                    0.24                                               31.01
       1998                                                   18.29                                               26.23
       1999*                                                  26.97                                               21.02


--------------------
+  Without reinvestment of dividends.


* The EAFE Index has outperformed the S&P 500 Index 15 out of the last 28 years.


       The quoted performance information shown above is not intended to indicate the future performance of the Funds.

       Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below;
(ii) in the case of the Major Foreign Markets Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the International Equity Fund, the Morgan Stanley Capital International All Country World Excluding the U.S. Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Fund, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the International Small Company Fund, the Morgan Stanley Capital International EAFE(R) Small Cap Index and/or other indexes prepared by Morgan Stanley that are appropriate benchmarks for securities represented in the Fund; in the case of the Emerging Markets Fund, with the IFC Emerging Market Free Index, the IFC Investible Index, the Lipper Emerging Markets Funds Index or the Morgan Stanley Capital International Emerging Markets Index; and in the case of the Global Post-Venture Capital Fund, with the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the Lipper Global Funds Index, the Morgan Stanley Capital International EAFE Index, the Morgan Stanley Capital International World Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, Smart Money, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

       Advertising or supplemental sales literature relating to the International Equity Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the various indices in composition. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The sales literature for the Fund may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on Japanese exchanges and in Japanese OTC markets, and may include graphs of such statistics in advertising and other sales literature. Advertising or supplemental sales literature relating to the Global Post-Venture Capital Fund may also discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies.

       In reports, investor communications or advertisements, each Fund may include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics;
(vii) a discussion of the risk/return continuum relating to different investments; (viii) the potential impact of adding foreign stocks to a domestic portfolio; (ix) the general biography or work experience of the portfolio managers of the Funds; (x) portfolio manager commentary or market updates; (xi) discussion of macroeconomic factors affecting the Fund and its investments;
(xii) research methodology underlying stock selection or a Fund's investment objective; and (xiii) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

       PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the Funds that are incorporated by reference in this Statement of Additional Information have been audited by PwC and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

       Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

       The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                              FINANCIAL STATEMENTS

       Each Fund's audited Annual Report dated October 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein.

Each Fund will furnish without charge a copy of its Annual Report upon request by calling Warburg Pincus Funds at 800-927-2874.

                                   APPENDIX
                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

       Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

       The following summarizes the two highest ratings used by S&P for short-term notes:

       SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

       SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

       The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

       MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

       The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

       BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

       B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

       CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

       CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

       To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

       Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                               OTHER INFORMATION
                WARBURG, PINCUS INTERNATIONAL EQUITY FUND, INC.


Item 23. Exhibits



Exhibit No.                Description of Exhibit

         a  (1)   Articles of Incorporation.(1)

            (2)   Articles of Amendment.(2)

            (3)   Articles of Amendment.(3)

            (4)   Articles Supplementary.(3)

         b  (1)   Amended and Restated By-Laws.(1)

            (2)   Amendment to By-Laws.(4)

         c        Form of Share Certificates.(5)

         d        Investment Advisory Agreement.(6)

           e      Distribution Agreement with Provident
                  Distributors, Inc ("PDI").(7)

         f        Not applicable.

         g  (1)   Form of Custodian Services Agreement with
                  PFPC Trust Company.(8)

------------------
(1) Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on September 22, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed on December 28, 1995.

(3) Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 25, 1997.

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Warburg, Pincus Global Fixed Income Fund, Inc., filed on February 17, 1998 (Securities Act File No. 33-36066).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

            (2) Form of Custodian Agreement with State Street Bank and Trust Company.(9)



            (3) Form of Sub-Custodian Services Agreement with PFPC Trust Company and PNC Bank, National Association. (8)



         h  (1)   Form of Transfer Agency Agreement.(10)



            (2) Co-Administration Agreement with Credit Suisse Asset Management Securities, Inc.(11)


            (3)   Form of Co-Administration Agreement with PFPC Inc.(1)

            (4)   Forms of Services Agreements.(3)

         i Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.


         j (1)    Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.



           (2)    Powers of Attorney. (11)


------------------------

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).



(7) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Warburg, Pincus Balanced Fund, Inc., filed February 24, 2000 (Securities Act File No. 333-00533).



(8) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus Trust, filed April 16, 1999 (Securities Act File No. 33-58125).




(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg Pincus Major Foreign Markets, Fund, Inc. (formerly known as Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.), filed on November 5, 1997 (Securities Act File No. 333-39611).




(10) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust, filed on June 14, 1995 (Securities Act File No. 33-58125).



(11) Incorporated by reference to the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

         k        Not applicable

         l        Purchase Agreement.(1)



         m  (1)   Shareholder Servicing and Distribution Plan. (11)



            (2)   Distribution Plan.(11)



            (3) Distribution Agreement between the Fund and CIGNA Securities Inc.(1)



            (4) Selected Dealer Agreement between Counsellors Securities Inc. and CIGNA Securities, Inc.(1)



         n        Not Applicable.



         o        Amended Rule 18f-3 Plan.(11)



Item 24.  Persons Controlled by or Under Common Control with Registrant


          From time to time, Credit Suisse Asset Management, Inc. ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg Pincus Asset Management International Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25.  Indemnification



           Registrant, and officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed on October 30, 1995.


Item 26.  Business and Other Connections of Investment Adviser

         CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).



Item 27. Principal Underwriter


         (a) PDI acts as distributor for Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Focus Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Health Sciences Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus Value Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.



         PDI also acts as principal underwriter for the following investment companies: International Dollar Reserve Fund I, Ltd.; Provident Institutional Funds Trust; Pacific Innovations Trust; Columbia Common Stock Fund, Inc.; Columbia Growth Fund, Inc.; Columbia International Stock Fund, Inc.; Columbia Special Fund, Inc.; Columbia Small Cap Fund, Inc.; Columbia Real Estate Equity Fund, Inc.; Columbia Balanced Fund, Inc.; Columbia Daily Income Company; Columbia U.S. Government Securities Fund, Inc.; Columbia Fixed Income Securities Fund, Inc.; Columbia Municipal Bond Fund, Inc.; Columbia High Yield Fund, Inc.; Columbia National Municipal Bond Fund, Inc.; GAMNA Series Funds, Inc.; WT Investment Trust; Kalmar Pooled Investment Trust; The RBB Fund, Inc.; Robertson Stephens Investment Trust; HT Insight Funds, Inc.; Harris Insight Funds Trust; Hilliard-Lyons Government Fund, Inc.; Hilliard-Lyons Growth Fund, Inc.; Hilliard-Lyons Research Trust; Senbanc Fund; ABN AMRO Funds; Alleghany Funds; BT

Insurance Funds Trust; First Choice Funds Trust; Forward Funds, Inc.;
IAA Trust Asset Allocation Fund, Inc.; IAA Trust Growth Fund, Inc.; IAA Trust Tax Exempt Bond Fund, Inc.; IAA Trust Taxable Fixed Income Series Fund, Inc.; IBJ Funds Trust; Light Index Funds, Inc.; LKCM Funds; Matthews International Funds; McM Funds; Metropolitan West Funds; New Covenant Funds, Inc.; Panorama Trust; Smith Breeden Series Funds; Smith Breeden Trust; Stratton Growth Funds, Inc.; Stratton Monthly Dividend REIT Shares, Inc.; The Stratton Funds, Inc.; The Galaxy Fund; The Galaxy VIP Fund; Galaxy Fund II; The Govett Funds, Inc.; Trainer, Wortham First Mutual Funds; Undiscovered Managers Funds; Wilshire Target Funds, Inc.; Weiss, Peck & Greer Funds Trust; Weiss, Peck & Greer International Fund; WPG Growth and Income Fund; WPG Growth Fund; WPG Tudor Fund; RWB/WPG U.S. Large Stock Fund; Tomorrow Funds Retirement Trust; The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of PDI); Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC a wholly owned subsidiary of PDI); The Offit Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of PDI) and The Offit Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of PDI).




         (b) For information relating to each director, officer or partner of PDI, reference is made to Form BD (SEC File No. 8-46564) filed by PDI under the Securities Exchange Act of 1934, as amended.



         (c)  None.


Item 28.  Location of Accounts and Records

          (1)      Warburg, Pincus International Equity Fund, Inc.
                   466 Lexington Avenue
                   New York, New York  10017-3147
                   (Fund's Articles of Incorporation,
                   By-laws and minute books)

          (2) State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110 (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)

          (3)      PFPC Inc.
                   400 Bellevue Parkway
                   Wilmington, Delaware  19809
                   (records relating to its functions as co-administrator)


          (4)      Credit Suisse Asset Management Securities, Inc.
                   466 Lexington Avenue

                   New York, New York  10017-3147
                   (records relating to its functions as
                   co-administrator)


          (5)      PFPC Trust Company
                   8800 Tinicum Boulevard
                   Philadephia, Pennsylvania 19153
                   (records relating to its functions as custodian)



          (6) Credit Suisse Asset Management, LLC One Citicorp Center 153 East 53rd Street New York, New York
                   10017-3147 (records relating to its functions as investment adviser)



          (7)      Boston Financial Data Services, Inc.
                   2 Heritage Drive
                   North Quincy, Massachusetts 02171
                   (records relating to its functions as transfer agent and dividend disbursing agent)



          (8)      Provident Distributors, Inc.
                   Four Falls Corporate Ctr., 6th Fl
                   West Conshohocken, PA 19428-2961
                   (records relating to its functions as distributor)


Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 25th day of February, 2000.


                                                 WARBURG, PINCUS INTERNATIONAL
                                                 EQUITY FUND, INC.

                                                 By:/s/  Eugene L. Podsiadlo
                                                    ---------------------------
                                                         Eugene L. Podsiadlo
                                                         President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:




Signature                                            Title                              Date
---------                                            -----                              ----
/s/ William W. Priest*              Chairman of               February 25, 2000
------------------------------
    William W. Priest               the Board
                                    of Directors

/s/ Eugene L. Podsiadlo             President                 February 25, 2000
---------------------------
    Eugene L. Podsiadlo

/s/ Michael A. Pignataro            Treasurer                 February 25, 2000
--------------------------
    Michael A. Pignataro            and Chief
                                    Financial Officer

/s/ Richard H. Francis*             Director                  February 25, 2000
-----------------------------
    Richard H. Francis

/s/ Jack W. Fritz*                  Director                  February 25, 2000
----------------------------
    Jack W. Fritz

/s/ James S. Pasman, Jr.*           Director                  February 25, 2000
------------------------------
    James S. Pasman, Jr.

/s/ Steven N. Rappaport*            Director                  February 25, 2000
-----------------------------
    Steven N. Rappaport

/s/ Alexander B. Trowbridge*        Director                  February 25, 2000
----------------------------
    Alexander B. Trowbridge

*By:/s/Michael A. Pignataro



Michael A. Pignataro as Attorney-in-Fact

                               INDEX TO EXHIBITS

Exhibit No.                              Description of Exhibit
-----------                              -----------------------
         i           Opinion and Consent of Willkie Farr & Gallagher,
                     counsel to the Fund.

         j(1)        Consent of PricewaterhouseCoopers LLP, Independent
                     Accountants.